UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2024

Date of reporting period: February 29, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

FEB 02.29.24

SEMI-ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

April 9, 2024

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the semi-annual reporting period ended February 29, 2024.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	6.38%	11.09%

Class C Shares	6.07%	10.27%

Advisor Class Shares[1]	6.55%	11.36%

Class R Shares[1]	6.40%	10.60%

Class K Shares[1]	6.62%	10.96%

Class I Shares[1]	10.24%	12.21%

Primary Benchmark: MSCI ACWI (net)	11.66%	23.15%

Bloomberg Global Aggregate Bond Index (USD hedged)	3.24%	5.49%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended February 29, 2024.

All share classes of the Fund underperformed the primary benchmark and outperformed the Bloomberg Global Aggregate Bond Index (USD hedged) for the six-month period, before sales charges. Relative to the primary benchmark, overall allocation to equities and alternatives detracted, while allocation to fixed-income assets contributed. Security selection was negative within fixed income and equities, and positive within alternatives.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Relative to the primary

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benchmark, overall allocation to fixed income contributed, while allocation to equities and alternatives detracted. Security selection within equities was negative while that in alternatives was positive.

The Fund used derivatives for hedging and investment purposes. During both periods, futures, currency forwards, total return swaps and purchased options detracted from absolute performance, while credit default swaps and written options added. Interest rate swaps detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market (“EM”) stocks rose during the six-month period ended February 29, 2024. Global central banks—led by the US Federal Reserve (the “Fed”)—began to pause rate hikes, but equity markets continued to experience bouts of volatility amid hawkish higher-for-longer rhetoric. In October, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as inflation continued to cool, consumer spending remained resilient and the US economy grew more quickly than expected. Soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year. Although EM equity markets gained for the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on EM performance. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields peaked in mid-October, then fell through the end of 2023 and rose in the first two months of the year as investors recalibrated the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Italy, Switzerland, New Zealand and Spain, and by the least in the US. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, and also outperformed respective treasury markets in the eurozone and US. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. EM hard-currency

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sovereign bonds outperformed developed-market treasuries. EM hard-currency corporate bonds overall also performed well and outperformed developed-market investment-grade and high-yield corporates by credit quality. High yield outperformed investment grade in both EM sovereigns and corporates. EM local-currency bonds trailed other credit risk sectors as the US dollar rose against the majority of currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies

(continued on next page)

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include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects to seek exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and

(continued on next page)

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other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI ACWI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI ACWI data contained herein. The MSCI ACWI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI ACWI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.

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DISCLOSURES AND RISKS (continued)

Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will

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DISCLOSURES AND RISKS (continued)

be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.09%	6.38%

5 Years	3.43%	2.54%

10 Years	3.40%	2.95%

CLASS C SHARES

1 Year	10.27%	9.27%

5 Years	2.65%	2.65%

10 Years[1]	2.63%	2.63%

ADVISOR CLASS SHARES[2]

1 Year	11.36%	11.36%

5 Years	3.69%	3.69%

10 Years	3.66%	3.66%

CLASS R SHARES[2]

1 Year	10.60%	10.60%

5 Years	2.99%	2.99%

10 Years	2.98%	2.98%

CLASS K SHARES[2]

1 Year	10.96%	10.96%

5 Years	3.31%	3.31%

10 Years	3.29%	3.29%

CLASS I SHARES[2]

1 Year	12.21%	12.21%

5 Years	3.81%	3.81%

10 Years	3.71%	3.71%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.88%, 0.87%, 1.71%, 1.43% and 0.89% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.77%

5 Years	2.74%

10 Years	3.21%

CLASS C SHARES

1 Year	9.67%

5 Years	2.86%

10 Years[1]	2.89%

ADVISOR CLASS SHARES[2]

1 Year	11.74%

5 Years	3.89%

10 Years	3.92%

CLASS R SHARES[2]

1 Year	10.99%

5 Years	3.22%

10 Years	3.24%

CLASS K SHARES[2]

1 Year	11.35%

5 Years	3.53%

10 Years	3.56%

CLASS I SHARES[2]

1 Year	12.63%

5 Years	4.04%

10 Years	3.98%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,063.80	$5.64	1.10%	$5.70	1.11%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%	$5.57	1.11%
Class C
Actual	$1,000	$1,060.70	$9.53	1.86%	$9.58	1.87%
Hypothetical**	$1,000	$1,015.61	$9.32	1.86%	$9.37	1.87%
Advisor Class
Actual	$1,000	$1,065.50	$4.37	0.85%	$4.42	0.86%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%	$4.32	0.86%
Class R
Actual	$1,000	$1,064.00	$7.70	1.50%	$7.75	1.51%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%	$7.57	1.51%
Class K
Actual	$1,000	$1,066.20	$6.16	1.20%	$6.22	1.21%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%	$6.07	1.21%
Class I
Actual	$1,000	$1,102.40	$4.29	0.82%	$4.34	0.83%
Hypothetical**	$1,000	$1,020.79	$4.12	0.82%	$4.17	0.83%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 29, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $448.4

1

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Emerging Markets–Corporate Bonds, Emerging Markets–Sovereigns, Emerging Markets–Treasuries, Preferred Stocks, Purchased Options–Puts, Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY (continued)

February 29, 2024 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Austria, Belgium, Brazil, Finland, Hong Kong, Israel, Italy, Jamaica, Macau, Malta, Norway, Portugal, Russia, Singapore, South Africa, Spain, Taiwan, Venezuela.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 29, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.2%
Information Technology – 11.8%
Communications Equipment – 0.5%
F5, Inc.(a)	1,212	$226,910
GCI Liberty, Inc.(a)(b)(c)	2,664	– 0	–
Juniper Networks, Inc.	38,155	1,412,880
Motorola Solutions, Inc.	1,315	434,463

		2,074,253

Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. – Class A	16,452	1,797,217
CDW Corp./DE	7,311	1,800,041

		3,597,258

IT Services – 0.9%
Akamai Technologies, Inc.(a)	5,907	655,205
Amdocs Ltd.	5,487	500,414
CGI, Inc.(a)	2,154	247,309
Cognizant Technology Solutions Corp. – Class A	359	28,368
Gartner, Inc.(a)	2,244	1,044,717
GoDaddy, Inc. – Class A(a)	3,641	415,620
International Business Machines Corp.	2,435	450,548
VeriSign, Inc.(a)	3,005	586,847

		3,929,028

Semiconductors & Semiconductor Equipment – 2.5%
Analog Devices, Inc.	5,941	1,139,603
Applied Materials, Inc.	2,020	407,272
ASML Holding NV	64	60,736
BE Semiconductor Industries NV(d)	2,343	424,359
Broadcom, Inc.	1,673	2,175,720
Infineon Technologies AG	31,612	1,135,046
KLA Corp.	714	487,162
NVIDIA Corp.	4,257	3,367,798
QUALCOMM, Inc.	10,748	1,695,927
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	4,629	595,613

		11,489,236

Software – 5.6%
Adobe, Inc.(a)	948	531,146
Alteryx, Inc. – Class A(a)	19,173	921,071
ANSYS, Inc.(a)	4,296	1,435,594
Autodesk, Inc.(a)	1,653	426,755
Cadence Design Systems, Inc.(a)	1,540	468,745
Constellation Software, Inc./Canada	416	1,158,170

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Datadog, Inc. – Class A(a)	964	$126,727
DocuSign, Inc.(a)	7,538	401,549
Dropbox, Inc. – Class A(a)	12,123	290,346
Everbridge, Inc.(a)	2,471	69,855
Gen Digital, Inc.	19,644	422,150
Intuit, Inc.	979	648,969
Manhattan Associates, Inc.(a)	1,576	399,248
Microsoft Corp.	32,124	13,287,771
Open Text Corp.(d)	6,620	254,576
Oracle Corp.	6,582	735,078
Palo Alto Networks, Inc.(a)	198	61,489
Salesforce, Inc.(a)	736	227,292
SAP SE	1,479	277,155
ServiceNow, Inc.(a)	916	706,547
Splunk, Inc.(a)	11,575	1,808,247
Synopsys, Inc.(a)	551	316,125

		24,974,605

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	22,463	4,060,187
Logitech International SA (REG)	5,070	448,626
NetApp, Inc.	4,342	386,959
Samsung Electronics Co., Ltd.	32,015	1,767,000

		6,662,772

		52,727,152

Health Care – 9.8%
Biotechnology – 1.9%
AbbVie, Inc.	7,680	1,352,064
Ambrx Biopharma, Inc.(a)	33,514	936,381
Amgen, Inc.	1,421	389,112
Cerevel Therapeutics Holdings, Inc.(a)	38,155	1,564,355
Contra Chinook Therape (CVR)(a)(b)(c)	30,997	12,089
Gilead Sciences, Inc.	8,529	614,941
Incyte Corp.(a)	3,874	226,087
Karuna Therapeutics, Inc.(a)	5,244	1,646,459
Mirati Therapeutics, Inc. (CVR)(a)(b)(c)	25,914	18,140
MorphoSys AG(a)	14,218	1,004,254
Neurocrine Biosciences, Inc.(a)	1,883	245,543
United Therapeutics Corp.(a)	1,211	273,250
Vertex Pharmaceuticals, Inc.(a)	851	358,050

		8,640,725

Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	16,670	1,977,729
Axonics, Inc.(a)	26,113	1,774,117
Cooper Cos., Inc. (The)	14,380	1,345,968

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Demant A/S(a)	7,300	$366,000
IDEXX Laboratories, Inc.(a)	732	421,068
Medtronic PLC	19,465	1,622,602
Olympus Corp.	13,600	193,513
Sonova Holding AG (REG)	1,212	373,838

		8,074,835

Health Care Providers & Services – 2.2%
ABIOMED, Inc. (CVR)(a)(b)(c)	3,960	4,039
Amedisys, Inc.(a)	18,277	1,700,126
Cardinal Health, Inc.	3,853	431,459
Cencora, Inc.	1,788	421,253
Centene Corp.(a)	5,360	420,385
Elevance Health, Inc.	6,015	3,015,019
Fresenius SE & Co. KGaA	4,851	135,853
McKesson Corp.	1,437	749,266
Molina Healthcare, Inc.(a)	997	392,728
Olink Holding AB (ADR)(a)	67,453	1,508,924
UnitedHealth Group, Inc.	1,887	931,423

		9,710,475

Life Sciences Tools & Services – 0.9%
Illumina, Inc.(a)	6,290	879,531
IQVIA Holdings, Inc.(a)	8,077	1,996,311
Thermo Fisher Scientific, Inc.	2,433	1,387,248

		4,263,090

Pharmaceuticals – 3.0%
AstraZeneca PLC (Sponsored ADR)	9,000	577,440
Catalent, Inc.(a)	27,575	1,581,151
Cymabay Therapeutics, Inc.(a)	37,641	1,211,664
Eli Lilly & Co.	1,924	1,450,080
Jazz Pharmaceuticals PLC(a)	2,979	354,203
Johnson & Johnson	417	67,295
Merck & Co., Inc.	13,326	1,694,401
Novartis AG (REG)	3,150	317,827
Novo Nordisk A/S – Class B	15,194	1,813,641
Roche Holding AG (Genusschein)	6,146	1,606,940
Sanofi SA	7,809	744,312
Takeda Pharmaceutical Co., Ltd.	25,900	757,476
Zoetis, Inc.	5,849	1,160,032

		13,336,462

		44,025,587

Financials – 8.7%
Banks – 2.3%
ABN AMRO Bank NV	56,304	906,442
American National Bankshares, Inc.	7,714	348,056
Banco Bilbao Vizcaya Argentaria SA	45,751	456,333

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Banco Santander SA	112,147	$467,371
Bank Leumi Le-Israel BM	21,741	182,291
BNP Paribas SA	12,300	738,246
Cambridge Bancorp	4,845	306,495
Danske Bank A/S	5,745	169,019
DBS Group Holdings Ltd.	12,200	302,502
Erste Group Bank AG	5,716	228,544
First Citizens BancShares, Inc./NC – Class A	269	423,355
Intesa Sanpaolo SpA	21,491	68,436
JPMorgan Chase & Co.	3,979	740,333
Lakeland Bancorp, Inc.	34,412	401,932
National Australia Bank Ltd.	20,725	460,491
Nordea Bank Abp (Stockholm)	42,929	522,594
Oversea-Chinese Banking Corp., Ltd.	58,000	560,217
Royal Bank of Canada	4,473	434,396
Skandinaviska Enskilda Banken AB – Class A	27,149	403,779
Sumitomo Mitsui Financial Group, Inc.	12,100	674,145
UniCredit SpA	13,417	449,397
Webster Financial Corp.	7,825	372,783
Wells Fargo & Co.	9,560	531,440

		10,148,597

Capital Markets – 2.3%
Ameriprise Financial, Inc.	1,062	432,616
B3 SA – Brasil Bolsa Balcao	146,300	377,588
BlackRock, Inc.	495	401,613
Charles Schwab Corp. (The)	30,794	2,056,423
EQT AB(d)	23,703	694,421
Euronext NV	6,156	567,341
Goldman Sachs Group, Inc. (The)	7,969	3,100,339
Julius Baer Group Ltd.	23,255	1,245,754
London Stock Exchange Group PLC	1,950	219,011
MSCI, Inc.	388	217,656
S&P Global, Inc.	368	157,644
SEI Investments Co.	5,788	389,243
Singapore Exchange Ltd.	31,700	222,705
TMX Group Ltd.	9,983	261,869
UBS Group AG (REG)	2,416	68,981

		10,413,204

Consumer Finance – 0.4%
American Express Co.	3,762	825,458
Discover Financial Services	6,813	822,329
Synchrony Financial	9,685	399,991

		2,047,778

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financial Services – 2.0%
Adyen NV(a)(d)	127	$200,944
Apollo Global Management, Inc.	3,731	417,126
Berkshire Hathaway, Inc. – Class B(a)	535	219,029
Fiserv, Inc.(a)	3,489	520,803
Investor AB – Class B	8,593	216,193
Mastercard, Inc. – Class A	9,656	4,584,283
Visa, Inc. – Class A	9,483	2,680,275

		8,838,653

Insurance – 1.7%
Allianz SE (REG)	830	227,964
American Equity Investment Life Holding Co.(a)	28,199	1,566,172
American Financial Group, Inc./OH	1,819	232,232
AXA SA	19,294	686,903
Great-West Lifeco, Inc.	3,887	119,719
Hartford Financial Services Group, Inc. (The)	4,388	420,546
iA Financial Corp., Inc.	5,328	330,402
Japan Post Holdings Co., Ltd.	42,600	411,140
Japan Post Insurance Co., Ltd.	21,500	396,249
Legal & General Group PLC	132,330	405,730
Marsh & McLennan Cos., Inc.	2,995	605,799
Medibank Pvt Ltd.	107,304	250,766
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	534	248,616
Progressive Corp. (The)	1,290	244,532
Prudential Financial, Inc.	2,338	254,819
Sampo Oyj – Class A	11,361	508,368
Swiss Re AG	3,438	414,948
Talanx AG	3,708	264,680

		7,589,585

		39,037,817

Consumer Discretionary – 7.1%
Automobile Components – 0.2%
Aptiv PLC(a)	13,289	1,056,343

Automobiles – 0.3%
Honda Motor Co., Ltd.	41,000	487,185
Nissan Motor Co., Ltd.(d)	105,000	413,665
Tesla, Inc.(a)	1,527	308,271

		1,209,121

Broadline Retail – 1.4%
Alibaba Group Holding Ltd.	25,500	234,439
Alibaba Group Holding Ltd. (Sponsored ADR)	12,670	937,960

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Amazon.com, Inc.(a)	24,967	$4,413,167
Edcon Ltd. Series A(a)(b)(c)	465,862	1
Edcon Ltd. Series B(a)(b)(c)	73,623	– 0	–
MercadoLibre, Inc.(a)	261	416,373
Next PLC	3,677	386,593

		6,388,533

Diversified Consumer Services – 0.3%
Service Corp. International/US	14,675	1,074,063

Hotels, Restaurants & Leisure – 2.1%
Airbnb, Inc. – Class A(a)	2,924	460,442
Amadeus IT Group SA	3,979	235,393
Booking Holdings, Inc.(a)	156	541,137
Chipotle Mexican Grill, Inc.(a)	173	465,157
Compass Group PLC	57,710	1,583,482
Expedia Group, Inc.(a)	1,668	228,216
Galaxy Entertainment Group Ltd.	84,100	457,905
InterContinental Hotels Group PLC	6,703	711,814
Kindred Group PLC	95,447	1,131,512
NEOGAMES SA(a)	19,547	553,571
Starbucks Corp.	15,391	1,460,606
Whitbread PLC	870	36,340
Yum China Holdings, Inc.	19,497	836,226
Yum! Brands, Inc.	3,114	431,040
Zensho Holdings Co., Ltd.	5,800	253,988

		9,386,829

Household Durables – 0.3%
Lennar Corp. – Class A	584	92,570
PulteGroup, Inc.	3,849	417,155
Taylor Wimpey PLC	86,294	150,388
Vizio Holding Corp. – Class A(a)	63,699	701,326

		1,361,439

Specialty Retail – 1.0%
AutoZone, Inc.(a)	325	976,956
Dick’s Sporting Goods, Inc.	2,295	408,258
Home Depot, Inc. (The)	2,064	785,579
O’Reilly Automotive, Inc.(a)	166	180,512
TJX Cos., Inc. (The)	16,527	1,638,487
Ulta Beauty, Inc.(a)	699	383,443
ZOZO, Inc.(d)	10,300	233,770

		4,607,005

Textiles, Apparel & Luxury Goods – 1.5%
Capri Holdings Ltd.(a)	25,704	1,185,725
Deckers Outdoor Corp.(a)	466	417,345
Kering SA	1,324	609,871
Lululemon Athletica, Inc.(a)	859	401,230

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NIKE, Inc. – Class B	34,107	$3,544,741
Pandora A/S	2,442	394,921

		6,553,833

		31,637,166

Industrials – 6.5%
Aerospace & Defense – 0.4%
Airbus SE	2,902	480,162
BAE Systems PLC	27,458	430,999
Huntington Ingalls Industries, Inc.	1,375	400,978
Rheinmetall AG	974	446,926

		1,759,065

Building Products – 1.2%
A O Smith Corp.	4,624	383,330
Builders FirstSource, Inc.(a)	2,149	419,442
Masco Corp.	5,337	409,668
Masonite International Corp.(a)	1,030	134,147
Otis Worldwide Corp.	27,112	2,583,773
Owens Corning	2,765	414,142
PGT Innovations, Inc.(a)	26,929	1,124,824

		5,469,326

Commercial Services & Supplies – 1.0%
Cintas Corp.	704	442,541
Republic Services, Inc.	4,588	842,357
Rollins, Inc.	9,292	409,498
Smart Metering Systems PLC	51,098	613,177
SP Plus Corp.(a)	18,632	957,871
Stericycle, Inc.(a)	20,294	1,103,791
TOPPAN Holdings, Inc.	15,900	378,953

		4,748,188

Construction & Engineering – 0.2%
AECOM	2,335	207,418
Shimizu Corp.	65,300	378,769
Stantec, Inc.	2,937	245,235

		831,422

Electrical Equipment – 0.7%
Eaton Corp. PLC	7,309	2,112,301
Exide Technologies(a)(b)(c)	13	4,069
Prysmian SpA	13,295	663,497
Schneider Electric SE	1,766	401,398

		3,181,265

Ground Transportation – 0.2%
Canadian National Railway Co.	2,960	383,798
CSX Corp.	10,545	400,077

		783,875

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.1%
DCC PLC	5,384	$382,655

Machinery – 0.5%
Deere & Co.	2,293	837,060
Dover Corp.	2,056	340,021
Pentair PLC	5,177	402,719
Snap-on, Inc.	1,326	365,525
Volvo AB – Class A	10,133	282,745
Volvo AB – Class B	5,869	161,711

		2,389,781

Marine Transportation – 0.1%
Kuehne + Nagel International AG (REG)	771	259,585

Passenger Airlines – 0.1%
Hawaiian Holdings, Inc.(a)	44,401	626,498

Professional Services – 1.4%
Automatic Data Processing, Inc.	9,377	2,354,846
Experian PLC	9,528	408,042
Genpact Ltd.	11,036	375,224
Paychex, Inc.	3,530	432,849
Persol Holdings Co., Ltd.	51,400	74,474
RELX PLC (Amsterdam)	16,499	722,463
RELX PLC (London)	9,213	403,567
Robert Half, Inc.	4,730	380,292
Sterling Check Corp.(a)	4,863	76,203
Thomson Reuters Corp.	706	111,449
Wolters Kluwer NV	4,972	785,177

		6,124,586

Trading Companies & Distributors – 0.5%
Brenntag SE	1,416	129,287
McGrath RentCorp	12,474	1,552,764
Textainer Group Holdings Ltd.	4,948	246,905
WW Grainger, Inc.	444	432,216

		2,361,172

Transportation Infrastructure – 0.1%
Aena SME SA	2,073	393,849

		29,311,267

Consumer Staples – 3.5%
Beverages – 1.8%
Asahi Group Holdings Ltd.	44,039	1,508,665
Carlsberg AS – Class B	8,838	1,234,518
Coca-Cola Co. (The)	51,843	3,111,617
Constellation Brands, Inc. – Class A	7,395	1,837,805

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Heineken Holding NV	4,469	$345,199
Keurig Dr Pepper, Inc.	4,362	130,467

		8,168,271

Consumer Staples Distribution & Retail – 1.0%
Albertsons Cos., Inc. – Class A	75,404	1,529,193
Costco Wholesale Corp.	875	650,904
George Weston Ltd.	1,971	258,162
J Sainsbury PLC	99,441	313,918
Jeronimo Martins SGPS SA	8,535	204,377
Koninklijke Ahold Delhaize NV	7,224	215,144
Loblaw Cos., Ltd.	2,311	246,298
Sysco Corp.	5,258	425,740
Walmart, Inc.	7,962	466,653

		4,310,389

Food Products – 0.4%
Lamb Weston Holdings, Inc.	574	58,669
Nestle SA (REG)	1,139	118,134
Sovos Brands, Inc.(a)	67,207	1,531,647

		1,708,450

Household Products – 0.2%
Kimberly-Clark Corp.	3,315	401,679
Procter & Gamble Co. (The)	2,720	432,317
Southeastern Grocers, Inc. NPV(a)(b)(c)	8,714	220,028

		1,054,024

Tobacco – 0.1%
Imperial Brands PLC	7,048	151,830
Philip Morris International, Inc.	3,329	299,477

		451,307

		15,692,441

Communication Services – 2.6%
Diversified Telecommunication Services – 0.2%
Comcast Corp. – Class A	13,642	584,560
Deutsche Telekom AG (REG)	5,001	118,869
HKT Trust & HKT Ltd. – Class SS	255,000	310,909

		1,014,338

Entertainment – 0.6%
Electronic Arts, Inc.	12,280	1,712,814
Live Nation Entertainment, Inc.(a)	4,049	392,672
Netflix, Inc.(a)	856	516,100

		2,621,586

Interactive Media & Services – 1.6%
Adevinta ASA(a)	23,194	247,634

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Alphabet, Inc. – Class A(a)	6,013	$832,560
Alphabet, Inc. – Class C(a)	28,807	4,026,643
Auto Trader Group PLC	47,961	449,098
Meta Platforms, Inc. – Class A	2,849	1,396,380

		6,952,315

Media – 0.1%
Fox Corp. – Class B	9,599	262,821
Informa PLC	21,582	221,278

		484,099

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	31,600	415,650

		11,487,988

Materials – 1.9%
Chemicals – 0.5%
Linde PLC	2,764	1,240,539
Mitsubishi Chemical Group Corp.	59,900	343,726
Sherwin-Williams Co. (The)	1,487	493,729
Sumitomo Chemical Co., Ltd.(d)	115,700	233,928

		2,311,922

Containers & Packaging – 0.5%
Packaging Corp. of America	2,354	426,521
Westrock Co.	45,127	2,043,802

		2,470,323

Metals & Mining – 0.9%
BlueScope Steel Ltd.	8,359	124,302
Fortescue Ltd.(d)	22,279	376,025
Haynes International, Inc.	13,994	831,664
Kinross Gold Corp.	20,833	101,928
Rio Tinto Ltd.	1,273	102,513
Steel Dynamics, Inc.	3,289	440,134
Teck Resources Ltd. – Class B	19,901	764,718
United States Steel Corp.	25,580	1,210,957

		3,952,241

Paper & Forest Products – 0.0%
Contra Resolute Forest Products, Inc. (CVR)(a)(b)(c)	14,789	21,000

		8,755,486

Energy – 1.7%
Energy Equipment & Services – 0.3%
Artsonig Pty Ltd.(a)(b)(c)	51,133	– 0	–
CHC Group LLC(a)(c)	1,138	– 0	–
PGS ASA(a)	578,105	372,390
Schlumberger NV	14,383	695,131

		1,067,521

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.4%
Ampol Ltd.	15,339	$393,213
Chevron Corp.	4,467	679,029
Equinor ASA	11,543	284,405
Euronav NV(d)	61,865	1,095,629
Exxon Mobil Corp.	2,709	283,145
Gulfport Energy Corp.(a)	11	1,562
HF Sinclair Corp.	6,342	351,981
Imperial Oil Ltd.	2,770	173,325
Parkland Corp.	11,386	364,194
Shell PLC	79,926	2,472,096
TotalEnergies SE	5,275	336,224

		6,434,803

		7,502,324

Real Estate – 1.1%
Industrial REITs – 0.1%
Intervest Offices & Warehouses NV	13,936	313,290

Real Estate Management & Development – 0.5%
CBRE Group, Inc. – Class A(a)	17,147	1,575,638
Tricon Residential, Inc.	81,530	907,429

		2,483,067

Specialized REITs – 0.5%
American Tower Corp.	7,582	1,507,756
Iron Mountain, Inc.	5,143	404,446
Public Storage	804	228,231

		2,140,433

		4,936,790

Utilities – 0.5%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	6,585	560,976
Enel SpA	79,651	506,824
NextEra Energy, Inc.	6,444	355,644
Origin Energy Ltd.	67,565	394,709

		1,818,153

Independent Power and Renewable Electricity Producers – 0.1%
Vistra Corp.	8,312	453,336

		2,271,489

Total Common Stocks (cost $195,001,483)		247,385,507

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 17.7%
United States – 17.7%
U.S. Treasury Inflation Index 0.125%, 04/15/2025	U.S.$	917	$893,640
0.125%, 10/15/2025		1,681	1,630,892
0.125%, 04/15/2026		2,012	1,927,563
0.125%, 07/15/2026		2,838	2,719,678
0.125%, 10/15/2026		3,344	3,189,419
0.125%, 04/15/2027		2,329	2,194,683
0.125%, 01/15/2030		3,108	2,799,847
0.125%, 07/15/2030		2,843	2,550,579
0.125%, 01/15/2031		3,676	3,255,835
0.125%, 07/15/2031		3,722	3,281,258
0.125%, 01/15/2032		2,766	2,406,731
0.25%, 07/15/2029		2,105	1,934,522
0.375%, 07/15/2025		4,117	4,026,923
0.375%, 01/15/2027		1,033	985,082
0.375%, 07/15/2027		2,313	2,199,437
0.50%, 01/15/2028		1,683	1,590,967
0.625%, 01/15/2026		3,337	3,244,167
0.625%, 07/15/2032		3,777	3,413,512
0.75%, 07/15/2028		3,244	3,094,939
0.875%, 01/15/2029		1,030	980,586
1.125%, 01/15/2033		3,469	3,243,978
1.25%, 04/15/2028		3,500	3,397,538
1.375%, 07/15/2033		3,363	3,218,288
1.625%, 10/15/2027		2,007	1,988,165
1.75%, 01/15/2028		4,539	4,501,906
1.75%, 01/15/2034		2,067	2,035,705
2.00%, 01/15/2026		3,664	3,654,303
2.375%, 01/15/2027		688	694,806
2.375%, 10/15/2028		2,369	2,422,707
2.50%, 01/15/2029		2,363	2,426,109
3.375%, 04/15/2032		552	609,654
3.625%, 04/15/2028		2,243	2,385,608
3.875%, 04/15/2029		507	554,361

Total Inflation-Linked Securities (cost $79,401,008)			79,453,388

		Shares
INVESTMENT COMPANIES – 4.3%
Funds and Investment Trusts – 4.3%
iShares JPMorgan USD Emerging Markets Bond ETF(d)(e) (cost $19,318,547)		220,650	19,483,395

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
CNG Holdings, Inc. 14.50%, 06/30/2026(f)	U.S.$	85	$70,550
Curo Group Holdings Corp. 7.50%, 08/01/2028(f)		177	48,907
18.00%, 08/01/2028(b)(c)		155	128,702
Synchrony Financial 7.25%, 02/02/2033		73	71,164

			319,323

Industrial – 0.0%
Basic – 0.0%
ERP Iron Ore LLC 9.04%, 12/31/2019(a)(b)(c)(g)(h)		12	3,887
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(b)(c)(g)(i)		146	– 0	–

			3,887

Communications - Media – 0.0%
National CineMedia LLC 5.75%, 08/15/2026(a)(b)(c)(j)		33	– 0	–
Sinclair Television Group, Inc. 5.50%, 03/01/2030(f)		4	2,892

			2,892

Consumer Cyclical - Automotive – 0.0%
Exide Technologies 11.00%, 10/31/2024(a)(b)(c)(i)(j)		83	– 0	–

Services – 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(f)		13	12,959
Monitronics International, Inc. 9.125%, 04/01/2020(a)(b)(c)(g)(j)		120	– 0	–

			12,959

Technology – 0.0%
GoTo Group, Inc. 5.50%, 05/01/2028(f)		119	84,410

			104,148

Total Corporates - Non-Investment Grade (cost $526,225)			423,471

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Industrials – 0.1%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(a)(b)(c)		117	$100,971

Trading Companies & Distributors – 0.0%
WESCO International, Inc. Series A 10.625%		3,350	90,785

			191,756

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	21,646

Total Preferred Stocks (cost $186,763)			213,402

		Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.0%
Russia – 0.0%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028(b) (cost $357,973)	RUB	23,770	125,994

EMERGING MARKETS - SOVEREIGNS – 0.0%
Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(k) (cost $239,488)	U.S.$	450	80,550

		Notional Amount
PURCHASED OPTIONS - PUTS – 0.0%
Options on Equities indices – 0.0%
S&P 500 Index Expiration: Mar 2024; Contracts: 38; Exercise Price: USD 4,625.00; Counterparty: Morgan Stanley & Co., Inc.(a) (premium paid $190,457)	USD	17,575,000	6,935

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Communications - Telecommunications – 0.0%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(b)(i)	U.S.$	9	$516

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. Zero Coupon, 06/25/2023(a)(b)(c)(g)	ZAR	2	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(a)(b)(c)(g)(i)	U.S.$	40	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(a)(b)(c)(g)(i)		28	– 0	–

			– 0	–

Total Emerging Markets - Corporate Bonds (cost $72,179)			516

		Shares
WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc., expiring 03/31/2040(a)(b)(c)(d) (cost $0)		541	– 0	–

SHORT-TERM INVESTMENTS – 20.3%
Investment Companies – 14.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(e)(l)(m) (cost $63,456,085)		63,456,085	63,456,085

		Principal Amount (000)
U.S. TREASURY BILLS – 6.1%
United States – 6.1%
U.S. Treasury Bill Zero Coupon, 03/21/2024	U.S.$	8,000	7,976,511
Zero Coupon, 03/28/2024		743	740,058
Zero Coupon, 04/25/2024		9,000	8,927,331
Zero Coupon, 08/08/2024(n)		10,000	9,772,445

Total U.S. Treasury Bills (cost $27,417,822)			27,416,345

Total Investments Before Security Lending Collateral for Securities Loaned – 97.7% (cost $386,168,030)			438,045,588

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(e)(l)(m) (cost $1,170,265)	1,170,265	$1,170,265

Total Investments – 98.0% (cost $387,338,295)		439,215,853
Other assets less liabilities – 2.0%		9,180,522

Net Assets – 100.0%		$448,396,375

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	126	March 2024	$9,419,822	$116,121
10 Yr Canadian Bond Futures	44	June 2024	3,886,291	9,979
10 Yr Japan Bond (OSE) Futures	46	March 2024	44,877,001	150,156
Euro Buxl 30 Yr Bond Futures	75	March 2024	10,793,944	40,449
Euro STOXX 50 Index Futures	210	March 2024	11,107,809	605,547
Euro-BOBL Futures	99	March 2024	12,435,441	(109,722)
Euro-Bund Futures	163	March 2024	23,368,993	(262,670)
Euro-Schatz Futures	38	March 2024	4,318,551	(45,013)
FTSE 100 Index Futures	28	March 2024	2,695,540	20,149
FTSE KLCI Futures	55	March 2024	892,135	2,290
FTSE Taiwan Index Futures	24	March 2024	1,551,840	9,291
Long Gilt Futures	123	June 2024	15,229,732	52,532
MSCI Emerging Markets Futures	391	March 2024	19,878,440	624,486
OMXS 30 Index Futures	190	March 2024	4,503,299	152,713
S&P 500 E-Mini Futures	39	March 2024	9,952,312	509,501
S&P/TSX 60 Index Futures	3	March 2024	570,578	6,180
SET 50 Futures	62	March 2024	288,175	(4,312)
SPI 200 Futures	19	March 2024	2,365,024	78,589
TOPIX Index Futures	43	March 2024	7,689,634	582,066
U.S. Long Bond (CBT) Futures	10	June 2024	1,192,500	6,547
U.S. T-Note 2 Yr (CBT) Futures	113	June 2024	23,136,750	14,965
U.S. T-Note 5 Yr (CBT) Futures	361	June 2024	38,593,156	47,210
U.S. T-Note 10 Yr (CBT) Futures	284	June 2024	31,364,250	10,078
U.S. Ultra Bond (CBT) Futures	13	March 2024	1,638,000	34,612
U.S. Ultra Bond (CBT) Futures	163	June 2024	20,843,625	163,407

Sold Contracts
10 Yr Australian Bond Futures	10	March 2024	747,605	4,854
10 Yr Canadian Bond Futures	25	June 2024	2,208,120	(5,840)

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
10 Yr Japan Bond (OSE) Futures	7	March 2024	$6,829,109	$(23,610)
Bcom Commodity Index Futures	456	March 2024	4,409,520	111,969
Euro Buxl 30 Yr Bond Futures	23	March 2024	3,310,143	(1,019)
Euro-Bund Futures	26	March 2024	3,727,569	33,205
FTSE 100 Index Futures	10	March 2024	962,693	(1,046)
FTSE China A50 Futures	62	March 2024	736,064	(1,934)
FTSE/JSE Top 40 Futures	11	March 2024	379,798	8,397
Hang Seng Index Futures	5	March 2024	525,321	850
Long Gilt Futures	19	June 2024	2,352,560	(10,574)
Mexican Bolsa Index Futures	5	March 2024	163,492	873
MSCI Singapore IX ETS Futures	170	March 2024	3,556,538	43,413
NSE IFSC Nifty 50 Index Futures	48	March 2024	2,130,432	10,154
S&P 500 E-Mini Futures	15	March 2024	3,827,812	(141,894)
SPI 200 Futures	49	March 2024	6,099,273	(64,415)
U.S. 10 Yr Ultra Futures	11	June 2024	1,255,891	(3,891)
U.S. T-Note 2 Yr (CBT) Futures	38	June 2024	7,780,500	(4,502)
U.S. T-Note 10 Yr (CBT) Futures	73	June 2024	8,061,938	(1,245)
U.S. Ultra Bond (CBT) Futures	13	March 2024	1,638,000	3,636
U.S. Ultra Bond (CBT) Futures	25	June 2024	3,196,875	(25,250)
WIG 20 Index Futures	23	March 2024	278,781	(17,455)

				$2,729,827

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	2,599	USD	527	03/04/2024	$4,519
Bank of America, NA	BRL	20,287	USD	4,073	03/04/2024	(7,908)
Bank of America, NA	USD	4,597	BRL	22,886	03/04/2024	7,179
Bank of America, NA	NZD	3,156	USD	1,958	03/07/2024	36,955
Bank of America, NA	USD	858	NZD	1,399	03/07/2024	(6,291)
Bank of America, NA	JPY	477,445	USD	3,328	03/08/2024	141,075
Bank of America, NA	INR	120,049	USD	1,442	03/14/2024	(5,350)
Bank of America, NA	USD	944	EUR	874	03/14/2024	1,266
Bank of America, NA	USD	1,674	INR	139,946	03/14/2024	13,434
Bank of America, NA	CAD	6,408	USD	4,776	03/15/2024	53,669
Bank of America, NA	CLP	286,793	USD	291	03/15/2024	(5,747)
Bank of America, NA	COP	5,916,639	USD	1,491	03/15/2024	(14,139)
Bank of America, NA	PEN	4,923	USD	1,324	03/15/2024	22,709
Bank of America, NA	USD	5,961	CAD	7,995	03/15/2024	(68,857)
Bank of America, NA	USD	518	MXN	8,890	03/15/2024	2,946
Bank of America, NA	BRL	12,224	USD	2,449	04/02/2024	(2,425)
Bank of America, NA	USD	1,037	AUD	1,581	04/18/2024	(7,680)
Bank of America, NA	USD	2,679	KRW	3,519,968	04/18/2024	(36,506)
Bank of America, NA	GBP	868	USD	1,107	04/19/2024	10,780
Bank of America, NA	USD	666	ZAR	12,935	04/19/2024	5,680
Bank of America, NA	PHP	11,053	USD	197	04/25/2024	691
Bank of America, NA	USD	1,468	IDR	23,153,215	04/25/2024	4,295
Bank of America, NA	USD	1,132	PHP	63,686	04/25/2024	1,086

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,082	PHP	60,693	04/25/2024	$(1,536)
Bank of America, NA	NOK	39,290	USD	3,717	04/30/2024	12,333
Bank of America, NA	USD	1,503	NOK	15,780	04/30/2024	(15,245)
Bank of America, NA	CHF	3,935	USD	4,504	05/08/2024	22,599
Bank of America, NA	TWD	4,294	USD	138	05/24/2024	1,988
Bank of America, NA	USD	889	TWD	27,810	05/24/2024	(5,366)
Barclays Bank PLC	BRL	1,589	USD	319	03/04/2024	(783)
Barclays Bank PLC	USD	319	BRL	1,589	03/04/2024	304
Barclays Bank PLC	CNH	35,594	USD	4,984	03/07/2024	44,126
Barclays Bank PLC	USD	814	NZD	1,340	03/07/2024	2,124
Barclays Bank PLC	USD	589	NZD	962	03/07/2024	(3,325)
Barclays Bank PLC	JPY	93,304	USD	622	03/08/2024	(408)
Barclays Bank PLC	USD	658	JPY	98,792	03/08/2024	1,218
Barclays Bank PLC	USD	1,532	JPY	221,864	03/08/2024	(51,352)
Barclays Bank PLC	MYR	16,322	USD	3,512	03/11/2024	74,910
Barclays Bank PLC	MYR	14,054	USD	2,938	03/11/2024	(20,979)
Barclays Bank PLC	USD	1,620	MYR	7,698	03/11/2024	853
Barclays Bank PLC	USD	4,111	MYR	19,384	03/11/2024	(29,185)
Barclays Bank PLC	EUR	4,774	USD	5,146	03/14/2024	(16,122)
Barclays Bank PLC	USD	2,943	EUR	2,686	03/14/2024	(39,225)
Barclays Bank PLC	USD	2,627	INR	218,987	03/14/2024	13,454
Barclays Bank PLC	CLP	134,200	USD	145	03/15/2024	6,627
Barclays Bank PLC	PEN	1,478	USD	398	03/15/2024	7,317
Barclays Bank PLC	USD	4,238	CAD	5,701	03/15/2024	(36,137)
Barclays Bank PLC	USD	369	CLP	340,430	03/15/2024	(16,923)
Barclays Bank PLC	USD	576	COP	2,271,096	03/15/2024	1,850
Barclays Bank PLC	USD	4,563	MXN	78,946	03/15/2024	60,639
Barclays Bank PLC	KRW	558,672	USD	422	04/18/2024	2,482
Barclays Bank PLC	USD	684	KRW	903,227	04/18/2024	(5,515)
Barclays Bank PLC	CZK	52,296	USD	2,226	04/19/2024	(3,216)
Barclays Bank PLC	GBP	1,085	USD	1,380	04/19/2024	10,380
Barclays Bank PLC	GBP	904	USD	1,139	04/19/2024	(2,525)
Barclays Bank PLC	PHP	74,318	USD	1,317	04/25/2024	(6,194)
Barclays Bank PLC	USD	717	IDR	11,314,043	04/25/2024	1,808
Barclays Bank PLC	USD	5,783	IDR	90,435,364	04/25/2024	(33,685)
Barclays Bank PLC	USD	2,133	PHP	119,393	04/25/2024	(8,433)
Barclays Bank PLC	USD	1,814	TWD	56,285	05/24/2024	(25,444)
Barclays Bank PLC	USD	2,550	MYR	12,094	08/21/2024	18,079
BNP Paribas SA	GBP	993	USD	1,263	04/19/2024	8,666
BNP Paribas SA	USD	2,355	GBP	1,859	04/19/2024	(7,365)
Deutsche Bank AG	USD	1,457	CNH	10,433	03/07/2024	(9,429)
Deutsche Bank AG	USD	7,302	NZD	11,948	03/07/2024	(27,509)
Deutsche Bank AG	JPY	199,264	USD	1,366	03/08/2024	36,397
Deutsche Bank AG	INR	38,310	USD	461	03/14/2024	(741)
Deutsche Bank AG	USD	785	INR	65,337	03/14/2024	2,827
Deutsche Bank AG	CLP	645,864	USD	674	03/15/2024	5,651
Deutsche Bank AG	CLP	163,076	USD	169	03/15/2024	(187)
Deutsche Bank AG	COP	2,931,520	USD	748	03/15/2024	2,504
Deutsche Bank AG	MXN	11,013	USD	639	03/15/2024	(5,712)
Deutsche Bank AG	USD	495	COP	1,980,144	03/15/2024	8,701
Deutsche Bank AG	AUD	5,009	USD	3,271	04/18/2024	10,238

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	IDR	45,793,306	USD	2,938	04/25/2024	$27,263
Deutsche Bank AG	USD	2,060	PHP	116,092	04/25/2024	6,025
Deutsche Bank AG	SEK	12,779	USD	1,215	04/30/2024	(21,105)
Goldman Sachs Bank USA	BRL	3,151	USD	638	03/04/2024	3,988
Goldman Sachs Bank USA	USD	632	BRL	3,151	03/04/2024	1,552
Goldman Sachs Bank USA	JPY	360,361	USD	2,498	03/08/2024	92,360
Goldman Sachs Bank USA	USD	4,696	JPY	680,676	03/08/2024	(152,486)
Goldman Sachs Bank USA	EUR	596	USD	655	03/14/2024	10,494
Goldman Sachs Bank USA	USD	4,049	EUR	3,684	03/14/2024	(65,339)
Goldman Sachs Bank USA	USD	332	INR	27,616	03/14/2024	616
Goldman Sachs Bank USA	CLP	152,324	USD	160	03/15/2024	2,605
Goldman Sachs Bank USA	MXN	9,090	USD	523	03/15/2024	(9,096)
Goldman Sachs Bank USA	USD	386	COP	1,538,862	03/15/2024	5,484
Goldman Sachs Bank USA	USD	245	PEN	917	03/15/2024	(2,668)
Goldman Sachs Bank USA	USD	1,113	GBP	885	04/19/2024	4,679
Goldman Sachs Bank USA	IDR	5,795,774	USD	370	04/25/2024	2,048
HSBC Bank USA	USD	1,440	AUD	2,188	04/18/2024	(15,556)
JPMorgan Chase Bank, NA	NZD	2,553	USD	1,549	03/07/2024	(5,572)
JPMorgan Chase Bank, NA	USD	539	JPY	80,231	03/08/2024	(3,968)
JPMorgan Chase Bank, NA	EUR	1,000	USD	1,085	03/14/2024	3,458
JPMorgan Chase Bank, NA	EUR	1,778	USD	1,911	03/14/2024	(11,255)
JPMorgan Chase Bank, NA	INR	47,628	USD	573	03/14/2024	(1,462)
JPMorgan Chase Bank, NA	USD	1,029	EUR	950	03/14/2024	(1,556)
JPMorgan Chase Bank, NA	USD	2,593	INR	216,310	03/14/2024	14,668
JPMorgan Chase Bank, NA	USD	380	COP	1,507,296	03/15/2024	3,593
JPMorgan Chase Bank, NA	USD	1,478	AUD	2,245	04/18/2024	(16,693)
JPMorgan Chase Bank, NA	USD	4,830	GBP	3,843	04/19/2024	22,432
JPMorgan Chase Bank, NA	USD	553	GBP	436	04/19/2024	(2,463)
JPMorgan Chase Bank, NA	USD	745	PLN	2,972	04/19/2024	(1,578)
JPMorgan Chase Bank, NA	SEK	40,888	USD	3,915	04/30/2024	(38,529)
JPMorgan Chase Bank, NA	USD	829	SEK	8,565	04/30/2024	(680)
Morgan Stanley Capital Services, Inc.	CNH	12,282	USD	1,706	03/07/2024	1,832
Morgan Stanley Capital Services, Inc.	NZD	7,558	USD	4,711	03/07/2024	109,294
Morgan Stanley Capital Services, Inc.	USD	493	MYR	2,358	03/11/2024	3,220
Morgan Stanley Capital Services, Inc.	USD	199	MYR	936	03/11/2024	(1,716)
Morgan Stanley Capital Services, Inc.	INR	259,745	USD	3,120	03/14/2024	(11,950)
Morgan Stanley Capital Services, Inc.	USD	525	EUR	489	03/14/2024	4,085
Morgan Stanley Capital Services, Inc.	USD	183	INR	15,242	03/14/2024	1,116
Morgan Stanley Capital Services, Inc.	CLP	3,264,321	USD	3,546	03/15/2024	169,001
Morgan Stanley Capital Services, Inc.	COP	731,924	USD	185	03/15/2024	(1,195)
Morgan Stanley Capital Services, Inc.	PEN	5,666	USD	1,525	03/15/2024	27,199

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	2,283	CAD	3,074	03/15/2024	$(17,628)
Morgan Stanley Capital Services, Inc.	USD	771	CLP	702,081	03/15/2024	(44,563)
Morgan Stanley Capital Services, Inc.	KRW	966,119	USD	724	04/18/2024	(892)
Morgan Stanley Capital Services, Inc.	USD	1,922	GBP	1,517	04/19/2024	(7,069)
Morgan Stanley Capital Services, Inc.	IDR	2,368,409	USD	151	04/25/2024	151
Morgan Stanley Capital Services, Inc.	IDR	2,768,524	USD	175	04/25/2024	(716)
Morgan Stanley Capital Services, Inc.	PHP	107,248	USD	1,909	04/25/2024	193
Morgan Stanley Capital Services, Inc.	USD	136	IDR	2,129,717	04/25/2024	(350)
NatWest Markets PLC	USD	4,976	EUR	4,524	03/14/2024	(84,639)
State Street Bank & Trust Co.	CNH	6,818	USD	951	03/07/2024	5,067
State Street Bank & Trust Co.	NZD	1,107	USD	690	03/07/2024	15,543
State Street Bank & Trust Co.	THB	67,794	USD	1,926	03/07/2024	34,920
State Street Bank & Trust Co.	THB	46,987	USD	1,303	03/07/2024	(7,310)
State Street Bank & Trust Co.	USD	158	CNH	1,134	03/07/2024	(375)
State Street Bank & Trust Co.	USD	141	NZD	233	03/07/2024	765
State Street Bank & Trust Co.	USD	233	NZD	379	03/07/2024	(2,171)
State Street Bank & Trust Co.	USD	2,696	THB	93,781	03/07/2024	(80,595)
State Street Bank & Trust Co.	JPY	257,998	USD	1,728	03/08/2024	5,995
State Street Bank & Trust Co.	USD	747	JPY	112,257	03/08/2024	2,028
State Street Bank & Trust Co.	USD	804	JPY	118,138	03/08/2024	(15,063)
State Street Bank & Trust Co.	EUR	1,348	USD	1,467	03/14/2024	9,051
State Street Bank & Trust Co.	EUR	862	USD	929	03/14/2024	(2,689)
State Street Bank & Trust Co.	USD	14	EUR	13	03/14/2024	(227)
State Street Bank & Trust Co.	CAD	1,805	USD	1,340	03/15/2024	9,808
State Street Bank & Trust Co.	MXN	4,586	USD	264	03/15/2024	(4,203)
State Street Bank & Trust Co.	USD	960	CAD	1,294	03/15/2024	(6,494)
State Street Bank & Trust Co.	USD	314	MXN	5,407	03/15/2024	2,720
State Street Bank & Trust Co.	AUD	889	USD	584	04/18/2024	5,510
State Street Bank & Trust Co.	USD	197	AUD	300	04/18/2024	(1,672)
State Street Bank & Trust Co.	CZK	8,000	USD	341	04/19/2024	343
State Street Bank & Trust Co.	GBP	686	USD	868	04/19/2024	2,329
State Street Bank & Trust Co.	HUF	317,825	USD	881	04/19/2024	9,468
State Street Bank & Trust Co.	PLN	2,972	USD	744	04/19/2024	11
State Street Bank & Trust Co.	USD	567	GBP	447	04/19/2024	(2,478)
State Street Bank & Trust Co.	USD	180	PLN	720	04/19/2024	(224)
State Street Bank & Trust Co.	USD	777	ZAR	14,904	04/19/2024	(2,501)
State Street Bank & Trust Co.	ZAR	3,001	USD	157	04/19/2024	1,029
State Street Bank & Trust Co.	NOK	12,356	USD	1,171	04/30/2024	6,017
State Street Bank & Trust Co.	SEK	2,654	USD	258	04/30/2024	1,022
State Street Bank & Trust Co.	SEK	11,475	USD	1,092	04/30/2024	(18,008)
State Street Bank & Trust Co.	USD	351	NOK	3,665	04/30/2024	(5,590)
State Street Bank & Trust Co.	CHF	797	USD	907	05/08/2024	(466)
State Street Bank & Trust Co.	USD	703	CHF	614	05/08/2024	(4,127)

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	EUR	2,116	USD	2,298	03/14/2024	$9,745
UBS AG	USD	1,864	CHF	1,638	05/08/2024	2,019

						$102,744

PUT WRITTEN OPTIONS (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
S&P 500 Index(o)	Morgan Stanley & Co., Inc.	38	USD	4,450.00	March 2024	USD	16,910	$94,923	$(4,940)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	3.38%	USD	25,413	$1,865,250	$1,107,867	$757,383
iTraxx Xover Series 40, 5 Year Index, 12/20/2028*	5.00	Quarterly	3.05	EUR	8,120	779,153	590,972	188,181

						$2,644,403	$1,698,839	$945,564

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$31,172	$	– 0	–	$31,172
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	100,400		– 0	–	100,400
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	105,355		– 0	–	105,355
NOK	2,141	12/15/2033	6 Month NIBOR	3.330%	Semi-Annual/ Annual	(9,520)		– 0	–	(9,520)
SEK	1,708	12/19/2033	2.367%	3 Month STIBOR	Annual/Quarterly	6,568		– 0	–	6,568
NOK	2,808	01/04/2034	6 Month NIBOR	3.314%	Semi-Annual/ Annual	(12,738)		– 0	–	(12,738)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
SEK	1,438	01/04/2034	2.365%	3 Month STIBOR	Annual/Quarterly	$5,439	$	– 0	–	$5,439
NOK	5,243	01/11/2034	6 Month NIBOR	3.443%	Semi-Annual/ Annual	(18,396)		– 0	–	(18,396)
NOK	7,514	01/24/2034	6 Month NIBOR	3.615%	Semi-Annual/ Annual	(15,956)		– 0	–	(15,956)
NZD	532	01/26/2034	3 Month BKBM	4.438%	Quarterly/ Semi-Annual	(3,705)		– 0	–	(3,705)
NZD	1,260	02/01/2034	3 Month BKBM	4.472%	Quarterly/ Semi-Annual	(6,694)		– 0	–	(6,694)
NOK	1,631	02/08/2034	6 Month NIBOR	3.685%	Semi-Annual/ Annual	(2,492)		– 0	–	(2,492)
SEK	4,361	02/22/2034	2.779%	3 Month STIBOR	Annual/Quarterly	639		– 0	–	639
NOK	2,048	02/28/2034	6 Month NIBOR	3.922%	Semi-Annual/ Annual	731		– 0	–	731
NZD	1,024	02/28/2034	3 Month BKBM	4.683%	Quarterly/ Semi-Annual	5,627		– 0	–	5,627
CHF	353	02/28/2034	1.277%	1 Day SARON	Annual	(2,550)		– 0	–	(2,550)
CHF	161	03/04/2034	1.266%	1 Day SARON	Annual	(976)		– 0	–	(976)

						$182,904	$	– 0	–	$182,904

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
BNP Paribas SA
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	EURIBOR 3 Month	Maturity	EUR	566	03/20/2024	$56,420
Goldman Sachs International
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	220	07/15/2025	(10,541)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	56	07/15/2025	(2,616)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	53	07/15/2025	(2,573)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	42	07/15/2025	(1,947)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	41	07/15/2025	(1,337)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	41	07/15/2025	(2,144)

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	39	07/15/2025	$(68)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	35	07/15/2025	(1,471)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	35	07/15/2025	(1,124)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	33	07/15/2025	(313)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	29	07/15/2025	(1,454)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	29	07/15/2025	(1,434)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	28	07/15/2025	(44)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	27	07/15/2025	(1,051)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	27	07/15/2025	(1,030)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	24	07/15/2025	(861)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	24	07/15/2025	(794)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	24	07/15/2025	(752)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	23	07/15/2025	(1,157)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	22	07/15/2025	(30)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	21	07/15/2025	(969)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	21	07/15/2025	(958)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	20	07/15/2025	(866)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	19	07/15/2025	(893)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	19	07/15/2025	(852)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	18	07/15/2025	(643)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	18	07/15/2025	(4)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	17	07/15/2025	(709)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	16	07/15/2025	(421)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	15	07/15/2025	(177)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	13	07/15/2025	(410)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	12	07/15/2025	$(135)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	10	07/15/2025	(442)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	9	07/15/2025	(16)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	9	07/15/2025	(367)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	8	07/15/2025	(415)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	7	07/15/2025	(306)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	7	07/15/2025	(351)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	7	07/15/2025	(261)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	6	07/15/2025	(78)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	6	07/15/2025	(247)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	5	07/15/2025	(196)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	3	07/15/2025	(147)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	2	07/15/2025	(117)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	2	07/15/2025	(113)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	2	07/15/2025	(78)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	2	07/15/2025	(72)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	1	07/15/2025	(68)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	1	07/15/2025	(44)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	1	07/15/2025	(35)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	1	07/15/2025	(28)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	0	***	07/15/2025	(16)
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	0	***	07/15/2025	1
Network International Holdings PLC	SONIA plus 0.40%	Maturity	GBP	0	***	07/15/2025	(4)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	0	***	07/15/2025	(1)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	0	***	07/15/2025	– 0	–

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	65	07/15/2025	$(7,280)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	45	07/15/2025	(2,362)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	45	07/15/2025	(3,108)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	45	07/15/2025	(4,938)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	28	07/15/2025	(1,391)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	27	07/15/2025	(1,720)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	23	07/15/2025	(1,190)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	21	07/15/2025	(291)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	14	07/15/2025	(661)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	13	07/15/2025	(643)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	9	07/15/2025	(242)
Redrow PLC	SONIA plus 0.40%	Maturity	GBP	7	07/15/2025	(343)
Wincanton PLC	SONIA plus 0.40%	Maturity	GBP	86	07/15/2025	32,987
Wincanton PLC	SONIA plus 0.40%	Maturity	GBP	36	07/15/2025	13,828
Wincanton PLC	SONIA plus 0.40%	Maturity	GBP	25	07/15/2025	9,478
Wincanton PLC	SONIA plus 0.40%	Maturity	GBP	10	07/15/2025	3,774
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	29,841	03/15/2024	(686,672)
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Maturity	KRW	355,750	03/14/2024	987
KOSPI 200 Futures	0.00%	Maturity	KRW	355,750	03/14/2024	847
KOSPI 200 Futures	0.00%	Maturity	KRW	266,813	03/14/2024	10,783
KOSPI 200 Futures	0.00%	Maturity	KRW	266,813	03/14/2024	1,040
KOSPI 200 Futures	0.00%	Maturity	KRW	266,813	03/14/2024	64
Swiss Market Index Futures	0.00%	Maturity	CHF	568	03/15/2024	12,936
Swiss Market Index Futures	0.00%	Maturity	CHF	227	03/15/2024	7,819

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
Bank of America, NA
Atlantic Union Bankshares Corporation	OBFR minus 1.25%	Maturity	USD	170	05/20/2027	$(16,064)
Atlantic Union Bankshares Corporation	OBFR minus 1.25%	Maturity	USD	86	05/20/2027	(9,194)
Atlantic Union Bankshares Corporation	OBFR minus 1.25%	Maturity	USD	81	05/20/2027	(6,766)
Atlantic Union Bankshares Corporation	OBFR minus 0.30%	Maturity	USD	7	05/20/2027	(492)
Atlantic Union Bankshares Corporation	OBFR minus 0.30%	Maturity	USD	2	05/20/2027	(118)
Eastern Bankshares, Inc.	OBFR minus 0.29%	Maturity	USD	151	05/20/2027	(1,741)
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	24	05/20/2027	3,517
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	23	05/20/2027	3,184
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	17	05/20/2027	1,914
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	15	05/20/2027	627
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	12	05/20/2027	1,643
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	10	05/20/2027	603
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	8	05/20/2027	293
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	7	05/20/2027	762
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	6	05/20/2027	443
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	5	05/20/2027	497
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	5	05/20/2027	372
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	4	05/20/2027	238
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	3	05/20/2027	422
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	3	05/20/2027	186
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	3	05/20/2027	286
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	3	05/20/2027	96

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	3	05/20/2027	$235
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	2	05/20/2027	166
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	2	05/20/2027	280
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	1	05/20/2027	52
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	1	05/20/2027	125
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	1	05/20/2027	103
Eastern Bankshares, Inc.	OBFR minus 0.30%	Maturity	USD	1	05/20/2027	75
Goldman Sachs International
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	69	07/15/2025	6,463
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	47	07/15/2025	1,646
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	47	07/15/2025	1,819
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	47	07/15/2025	4,381
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	29	07/15/2025	926
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	28	07/15/2025	990
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	24	07/15/2025	847
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	23	07/15/2025	62
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	15	07/15/2025	469
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	14	07/15/2025	438
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	10	07/15/2025	124
Barratt Developments PLC	SONIA minus 0.35%	Maturity	GBP	7	07/15/2025	228
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	343	07/15/2025	230
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	166	07/15/2025	(969)
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	161	07/15/2025	1,272
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	119	07/15/2025	(951)
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	60	07/15/2025	221
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	52	07/15/2025	126

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	49	07/15/2025	$(26)
Capital One Financial Corp.	SOFR minus 0.35%	Maturity	USD	4	07/15/2025	(56)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	EURIBOR	Maturity	EUR	516	03/20/2024	(2,881)
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	34	07/15/2025	9,012
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	31	07/15/2025	7,129
Provident Financial Services, Inc.	SOFR minus 0.31%	Maturity	USD	26	07/15/2025	3,349
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	22	07/15/2025	4,843
Provident Financial Services, Inc.	SOFR minus 0.31%	Maturity	USD	18	07/15/2025	4,616
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	15	07/15/2025	3,479
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	12	07/15/2025	2,786
Provident Financial Services, Inc.	SOFR minus 0.31%	Maturity	USD	10	07/15/2025	1,012
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	6	07/15/2025	1,363
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	5	07/15/2025	698
Provident Financial Services, Inc.	SOFR minus 0.32%	Maturity	USD	4	07/15/2025	596
Provident Financial Services, Inc.	SOFR minus 0.31%	Maturity	USD	1	07/15/2025	60
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	447	07/15/2025	(77,158)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	372	07/15/2025	(61,248)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	255	07/15/2025	(35,485)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	197	07/15/2025	(31,878)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	125	07/15/2025	(17,620)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	111	07/15/2025	(27,573)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	64	07/15/2025	(6,449)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	61	07/15/2025	(11,138)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	52	07/15/2025	(11,353)

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	43		07/15/2025	$(4,302)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	38		07/15/2025	(9,932)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	35		07/15/2025	(8,972)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	19		07/15/2025	(2,796)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	16		07/15/2025	(1,106)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	14		07/15/2025	(2,367)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	13		07/15/2025	(1,199)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	13		07/15/2025	(3,190)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	9		07/15/2025	(920)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	8		07/15/2025	(791)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	7		07/15/2025	(1,673)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	5		07/15/2025	(892)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	5		07/15/2025	(936)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	4		07/15/2025	(238)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	2		07/15/2025	(617)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	2		07/15/2025	(280)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	1		07/15/2025	(160)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	1		07/15/2025	(324)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	1		07/15/2025	(221)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	1		07/15/2025	(32)
Smurfit Kappa Group PLC	SOFR minus 0.35%	Maturity	USD	0	***	07/15/2025	(36)
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	0	***	07/15/2025	(35)
JPMorgan Chase Bank, NA
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	30		08/12/2024	851
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	24		08/12/2024	6,923

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	19	08/12/2024	$12,396
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	16	08/12/2024	5,249
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	11	08/12/2024	3,738
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	10	08/12/2024	6,590
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	10	08/12/2024	503
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	7	08/12/2024	2,381
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	7	08/12/2024	396
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	7	08/12/2024	366
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	7	08/12/2024	618
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	5	08/12/2024	2,916
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	4	08/12/2024	1,121
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	4	08/12/2024	1,376
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	3	08/12/2024	109
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	2	08/12/2024	1,472
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	2	08/12/2024	1,477
Provident Financial Services, Inc.	OBFR minus 0.55%	Maturity	USD	2	08/12/2024	185
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	2	08/12/2024	1,015
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	2	08/12/2024	828
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	1	08/12/2024	431
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	1	08/12/2024	96
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	1	08/12/2024	373
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1	08/12/2024	662
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1	08/12/2024	610
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1	08/12/2024	594
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	1	08/12/2024	184

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	$257
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	1		08/12/2024	106
Provident Financial Services, Inc.	OBFR minus 0.31%	Maturity	USD	1		08/12/2024	50
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	284
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	0	***	08/12/2024	243
Provident Financial Services, Inc.	OBFR minus 0.30%	Maturity	USD	0	***	08/12/2024	8
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	323		08/12/2024	564
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	254		08/12/2024	(804)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	239		08/12/2024	(1,415)
TGS ASA	NIBOR minus 0.90%	Maturity	NOK	235		08/12/2024	9,054
TGS ASA	NIBOR minus 0.85%	Maturity	NOK	217		08/12/2024	9,812
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	200		08/12/2024	(1,449)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	199		08/12/2024	(1,325)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	191		08/12/2024	(201)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	166		08/12/2024	(459)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	155		08/12/2024	(763)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	154		08/12/2024	2,548
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	148		08/12/2024	216
TGS ASA	NIBOR minus 1.00%	Maturity	NOK	147		08/12/2024	4,678
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	138		08/12/2024	3,169
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	134		08/12/2024	2,885
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	128		08/12/2024	(532)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	120		08/12/2024	14
TGS ASA	NIBOR minus 1.00%	Maturity	NOK	120		08/12/2024	4,101
TGS ASA	NIBOR minus 0.85%	Maturity	NOK	116		08/12/2024	5,267

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	113	08/12/2024	$2,808
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	109	08/12/2024	781
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	84	08/12/2024	1,611
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	83	08/12/2024	1,852
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	78	08/12/2024	(375)
TGS ASA	NIBOR minus 0.85%	Maturity	NOK	77	08/12/2024	3,131
TGS ASA	NIBOR minus 0.75%	Maturity	NOK	43	08/12/2024	1,505
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	36	08/12/2024	224
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	34	08/12/2024	(42)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	26	08/12/2024	706
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	26	08/12/2024	513
TGS ASA	NIBOR minus 0.85%	Maturity	NOK	17	08/12/2024	786
TGS ASA	NIBOR minus 0.85%	Maturity	NOK	13	08/12/2024	500
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	3	08/12/2024	81
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	2	08/12/2024	(4)
TGS ASA	NIBOR minus 0.35%	Maturity	NOK	1	08/12/2024	4
Morgan Stanley Capital Services LLC
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	29	10/20/2025	(4,449)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	25	10/20/2025	(4,318)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	19	10/20/2025	(2,638)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	14	10/20/2025	(1,191)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	14	10/20/2025	(1,454)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	13	10/20/2025	(2,040)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	13	10/20/2025	(2,260)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	11	10/20/2025	(2,274)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	10	10/20/2025	(1,939)

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	9		10/20/2025	$(1,570)
Brookfield Asset Management Ltd.	EFFR plus 4.78%	Maturity	USD	7		10/20/2025	(1,144)
Brookfield Asset Management Ltd.	EFFR plus 5.03%	Maturity	USD	6		10/20/2025	(937)
Brookfield Asset Management Ltd.	EFFR plus 4.78%	Maturity	USD	5		10/20/2025	(877)
First Advantage Corporation	EFFR minus 0.35%	Maturity	USD	21		10/20/2025	(462)
IBOVESPA Futures	0.00%	Maturity	BRL	2,109		04/17/2024	(7,511)
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	18		10/20/2025	12,150
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	13		10/20/2025	8,639
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	10		10/20/2025	6,360
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	9		10/20/2025	6,417
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	9		10/20/2025	6,031
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	5		10/20/2025	3,413
Provident Financial Services, Inc.	EFFR minus 0.29%	Maturity	USD	0	***	10/20/2025	290
Provident Financial Services, Inc.	EFFR minus 0.28%	Maturity	USD	0	***	10/20/2025	59
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	266		10/20/2025	(28,638)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	92		10/20/2025	(9,870)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	92		10/20/2025	(9,996)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	79		10/20/2025	(4,680)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	63		10/20/2025	(3,050)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	61		10/20/2025	(3,896)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	45		10/20/2025	(1,720)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	34		10/20/2025	(1,913)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	32		10/20/2025	(1,032)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	30		10/20/2025	(1,759)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	23		10/20/2025	(975)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	12		10/20/2025	(317)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	10		10/20/2025	$(641)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	6		10/20/2025	(308)
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	4		10/20/2025	36
Synopsys, Inc.	EFFR minus 0.35%	Maturity	USD	1		10/20/2025	(43)
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	122		10/20/2025	1,549
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	120		10/20/2025	(6,173)
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	68		10/20/2025	1,308
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	60		10/20/2025	4,228
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	49		10/20/2025	2,846
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	41		10/20/2025	1,322
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	32		10/20/2025	1,765
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	27		10/20/2025	1,840
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	23		10/20/2025	366
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	23		10/20/2025	1,207
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	22		10/20/2025	(86)
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	21		10/20/2025	390
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	16		10/20/2025	1,256
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	14		10/20/2025	(810)
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	13		10/20/2025	660
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	11		10/20/2025	546
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	4		10/20/2025	265
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	4		10/20/2025	211
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	2		10/20/2025	158
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	1		10/20/2025	35
WillScot Mobile Mini Holdings Corp.	EFFR minus 0.35%	Maturity	USD	0	***	10/20/2025	(1)

							$(831,708)

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

***	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At February 29, 2024, the aggregate market value of these securities amounted to $219,718 or 0.0% of net assets.

(g)	Defaulted matured security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 29, 2024.

(i)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 29, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/16/2023	$812	$516		0.00%
Exide Technologies 11.00%, 10/31/2024	06/21/2019 - 10/26/2020	17,967	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	40,373	– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	30,994	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15	– 0	–	0.00%

(j)	Escrow shares.

(k)	Defaulted.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(o)	One contract relates to 100 shares.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CVR – Contingent Value Right

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

EFFR – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

IFSC – International Financial Services Centre

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

NSE – National Stock Exchange

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to consolidated financial statements.

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 29, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $322,711,945)	$374,589,503	(a)
Affiliated issuers (cost $64,626,350—including investment of cash collateral for securities loaned of $1,170,265)	64,626,350
Cash collateral due from broker	6,122,485
Foreign currencies, at value (cost $4,880,979)	4,840,541
Unrealized appreciation on forward currency exchange contracts	1,305,105
Receivable for investment securities sold and foreign currency transactions	1,037,829
Unaffiliated dividends and interest receivable	738,039
Unrealized appreciation on total return swaps	400,833
Receivable for variation margin on futures	365,187
Affiliated dividends receivable	168,375
Receivable for variation margin on centrally cleared swaps	63,397
Receivable for shares of beneficial interest sold	28,957
Receivable for terminated centrally cleared interest rate swaps	20,281
Receivable for newly entered centrally cleared interest rate swaps	14,064
Receivable due from Adviser	5,753

Total assets	454,326,699

Liabilities
Due to custodian	2,345
Unrealized depreciation on total return swaps	1,232,541
Unrealized depreciation on forward currency exchange contracts	1,202,361
Payable for collateral received on securities loaned	1,170,265
Custody and accounting fees payable	851,879
Payable for investment securities purchased and foreign currency transactions	559,753
Cash collateral due to broker	290,000
Advisory fee payable	195,827
Payable for shares of beneficial interest redeemed	113,699
Distribution fee payable	80,894
Transfer Agent fee payable	32,427
Payable for terminated centrally cleared interest rate swaps	22,537
Foreign capital gains tax payable	22,291
Trustees’ fees payable	5,744
Payable for newly entered centrally cleared interest rate swaps	4,995
Options written, at value (premiums received $94,923)	4,940
Accrued expenses	137,826

Total liabilities	5,930,324

Net Assets	$448,396,375

Composition of Net Assets
Shares of beneficial interest, at par	$312
Additional paid-in capital	480,092,951
Accumulated loss	(31,696,888)

Net Assets	$448,396,375

(a)	Includes securities on loan with a value of $21,895,102 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$386,542,714	26,896,210	$14.37	*

C	$3,291,080	232,154	$14.18

Advisor	$51,275,799	3,520,039	$14.57

R	$2,182,162	153,895	$14.18

K	$4,823,991	337,647	$14.29

I	$280,629	18,894	$14.85

*	The maximum offering price per share for Class A shares was $15.01 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended February 29, 2024 (unaudited)

Investment Income
Interest	$4,641,705
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $30,210)	1,646,190
Affiliated issuers	470,164
Securities lending income	27,583
Other income	2,101	$6,787,743

Expenses
Advisory fee (see Note B)	1,209,745
Distribution fee—Class A	472,763
Distribution fee—Class C	16,829
Distribution fee—Class R	5,443
Distribution fee—Class K	5,739
Transfer agency—Class A	203,458
Transfer agency—Class C	2,014
Transfer agency—Advisor Class	27,595
Transfer agency—Class R	2,824
Transfer agency—Class K	4,653
Transfer agency—Class I	97
Custody and accounting	220,291
Audit and tax	62,750
Registration fees	45,055
Printing	37,640
Legal	23,656
Trustees’ fees	11,118
Miscellaneous	39,987

Total expenses	2,391,657
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(14,748)

Net expenses		2,376,909

Net investment income		4,410,834

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$7,743,488
Forward currency exchange contracts	692,910
Futures	(4,244,285)
Swaps	(2,221,182)
Foreign currency transactions	162,227
Net change in unrealized appreciation (depreciation) of:
Investments(b)	17,608,450
Forward currency exchange contracts	(144,728)
Futures	3,179,388
Options written	89,983
Swaps	(79,857)
Foreign currency denominated assets and liabilities	(26,064)

Net gain on investment and foreign currency transactions	22,760,330

Net Increase in Net Assets from Operations	$27,171,164

(a)	Net of foreign realized capital gains taxes of $971.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $4,095.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,410,834	$9,933,942
Net realized gain (loss) on investment and foreign currency transactions	2,133,158	(42,150,629)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	20,627,172	41,439,348

Net increase in net assets from operations	27,171,164	9,222,661
Distributions to Shareholders
Class A	(4,839,663)	(11,341,430)
Class C	(10,518)	(85,218)
Advisor Class	(773,807)	(1,764,477)
Class R	(17,281)	(67,905)
Class K	(55,423)	(149,176)
Class I	(3,973)	(7,883)
Transactions in Shares of Beneficial Interest
Net decrease	(30,463,710)	(50,470,277)

Total decrease	(8,993,211)	(54,663,705)
Net Assets
Beginning of period	457,389,586	512,053,291

End of period	$448,396,375	$457,389,586

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 29, 2024 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2024, net assets of the Fund were $448,396,375, of which $23,146,045, or approximately 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. At a meeting held on October 31-November 2, 2023, the Company’s Board of Trustees (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidation distributions to shareholders in these classes based on net asset value by July 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2024:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$48,614,230		$4,112,922		$0	(a)	$52,727,152
Health Care	36,677,665		7,313,654		34,268		44,025,587
Financials	25,197,296		13,840,521		– 0	–	39,037,817
Consumer Discretionary	24,315,899		7,321,266		1	(a)	31,637,166
Industrials	21,509,762		7,797,436		4,069		29,311,267
Consumer Staples	11,380,628		4,091,785		220,028		15,692,441
Communication Services	9,972,184		1,515,804		– 0	–	11,487,988
Materials	7,553,992		1,180,494		21,000		8,755,486
Energy	3,643,996		3,858,328		0	(a)	7,502,324
Real Estate	4,936,790		– 0	–	– 0	–	4,936,790
Utilities	1,369,956		901,533		– 0	–	2,271,489
Inflation-Linked Securities	– 0	–	79,453,388		– 0	–	79,453,388
Investment Companies	19,483,395		– 0	–	– 0	–	19,483,395

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grade	$	– 0	–	$290,882		$132,589	(a)	$423,471
Preferred Stocks		112,431		– 0	–	100,971		213,402
Emerging Markets – Treasuries		– 0	–	– 0	–	125,994		125,994
Emerging Markets – Sovereigns		– 0	–	80,550		– 0	–	80,550
Purchased Options – Puts		– 0	–	6,935		– 0	–	6,935
Emerging Markets – Corporate Bonds		– 0	–	– 0	–	516	(a)	516
Warrants		– 0	–	– 0	–	0	(a)	– 0	–
Short-Term Investments:
Investment Companies		63,456,085		– 0	–	– 0	–	63,456,085
U.S. Treasury Bills		– 0	–	27,416,345		– 0	–	27,416,345
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		1,170,265		– 0	–	– 0	–	1,170,265

Total Investments in Securities		279,394,574		159,181,843		639,436	(a)	439,215,853
Other Financial Instruments(b):
Assets:
Futures		3,454,219		– 0	–	– 0	–	3,454,219	(c)
Forward Currency Exchange Contracts		– 0	–	1,305,105		– 0	–	1,305,105
Centrally Cleared Credit Default Swaps		– 0	–	2,644,403		– 0	–	2,644,403	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	255,931		– 0	–	255,931	(c)
Total Return Swaps		– 0	–	400,833		– 0	–	400,833
Liabilities:
Futures		(724,392)		– 0	–	– 0	–	(724,392	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,202,361)		– 0	–	(1,202,361)
Put Written Options		– 0	–	(4,940)		– 0	–	(4,940)
Centrally Cleared Interest Rate Swaps		– 0	–	(73,027)		– 0	–	(73,027	)(c)
Total Return Swaps		– 0	–	(1,232,541)		– 0	–	(1,232,541)

Total		$282,124,401		$161,275,246		$639,436	(a)	$444,039,083

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,206 for the six months ended February 29, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,704 from the sale of Class A shares and received $499 and $92 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2024, such waiver amounted to $13,538.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2024 is as follows:

Fund	Market Value 8/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/29/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$13,629	$313,465	$263,638	$63,456	$470
Government Money Market Portfolio*	3,295	15,316	17,441	1,170	15

Total				$64,626	$485

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$155,698,791	$203,698,578
U.S. government securities	81,438,861	26,486,837

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$63,556,103
Gross unrealized depreciation	(8,459,231)

Net unrealized appreciation	$55,096,872

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust

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the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended February 29, 2024, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended February 29, 2024, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the

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life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2024, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of

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the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 29, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2024, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 29, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$687,751	*	Payable for variation margin on futures	$493,336	*

Equity contracts	Receivable for variation margin on futures	2,654,499	*	Payable for variation margin on futures	231,056	*

Commodity contracts	Receivable for variation margin on futures	111,969	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	945,564	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	255,931	*	Payable for variation margin on centrally cleared swaps	73,027	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,305,105		Unrealized depreciation on forward currency exchange contracts	1,202,361

Equity contracts	Investments in securities, at value	6,935

Equity contracts				Options written, at value	4,940

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on total return swaps	$56,420	Unrealized depreciation on total return swaps	$2,881

Commodity contracts			Unrealized depreciation on total return swaps	686,672

Equity contracts	Unrealized appreciation on total return swaps	344,413	Unrealized depreciation on total return swaps	542,988

Total		$6,368,587		$3,237,261

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(1,004,413)	$(20,504)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(3,202,268)	3,087,923

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(37,604)	111,969

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	692,910	(144,728)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$	– 0	–	$(183,522)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written		– 0	–	89,983

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		(1,081,524)		593,752

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		(1,293,436)		(1,286,293)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		44,156		786,271

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		109,622		(173,587)

Total			$(5,772,557)		$2,861,264

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 29, 2024:

Futures:
Average notional amount of buy contracts	$245,251,939
Average notional amount of sale contracts	$66,777,061
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$113,146,461
Average principal amount of sale contracts	$106,475,092

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Purchased Options:
Average notional amount	$17,575,000	(a)
Options Written:
Average notional amount	$16,910,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$42,569,922
Credit Default Swaps:
Average notional amount of buy contracts	$450,594	(b)
Average notional amount of sale contracts	$1,338,037	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$12,322,099
Average notional amount of sale contracts	$22,139,246
Total Return Swaps:
Average notional amount	$132,306,661

(a)	Positions were open for two months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 29, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$359,323	$(211,425)	$	– 0	–	$	– 0	–	$147,898
Barclays Bank PLC	246,171	(246,171)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	65,086	(7,365)	– 0	–	– 0	–	57,721
Deutsche Bank AG	99,606	(64,683)	– 0	–	– 0	–	34,923
Goldman Sachs Bank USA/Goldman Sachs International	243,079	(243,079)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	155,369	(91,125)	(64,244)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	413,914	(197,051)	– 0	–	– 0	–	216,863
State Street Bank & Trust Co.	111,626	(111,626)	– 0	–	– 0	–	– 0	–
UBS AG	11,764	– 0	–	– 0	–	– 0	–	11,764

Total	$1,705,938	$(1,172,525)	$(64,244)	$	– 0	–	$469,169	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$211,425	$(211,425)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	299,451	(246,171)			– 0	–		– 0	–		53,280
BNP Paribas SA	7,365	(7,365)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	64,683	(64,683)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	622,742	(243,079)			(281,000)			– 0	–		98,663
HSBC Bank USA	15,556	– 0	–		– 0	–		– 0	–		15,556
JPMorgan Chase Bank, NA	91,125	(91,125)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	197,051	(197,051)			– 0	–		– 0	–		– 0	–
NatWest Markets PLC	84,639	– 0	–		– 0	–		– 0	–		84,639
State Street Bank & Trust Co.	154,193	(111,626)			– 0	–		– 0	–		42,567

Total	$1,748,230	$(1,172,525)			$(281,000)		$	– 0	–		$294,705	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$686,672	$	– 0	–	$(686,672)	$	– 0	–	$	– 0	–

Total	$686,672	$	– 0	–	$(686,672)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2024 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$21,895,102	$1,170,265	$21,297,681	$12,152	$15,431	$1,210

*	As of February 29, 2024.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2024	Year Ended August 31,	Six Months Ended February 29, 2024	Year Ended August 31,
	(unaudited)	2023	(unaudited)	2023

Class A
Shares sold	116,734	439,135	$1,608,981	$5,927,103

Shares issued in reinvestment of dividends	311,496	761,623	4,339,144	10,175,281

Shares converted from Class C	51,561	105,389	697,945	1,398,702

Shares redeemed	(2,205,888)	(4,220,474)	(30,209,553)	(56,223,088)

Net decrease	(1,726,097)	(2,914,327)	$(23,563,483)	$(38,722,002)

Class C
Shares sold	10,411	22,612	$142,878	$295,272

Shares issued in reinvestment of dividends	737	6,109	10,151	80,456

Shares converted to Class A	(52,508)	(107,406)	(697,945)	(1,398,702)

Shares redeemed	(12,371)	(69,972)	(167,061)	(904,070)

Net decrease	(53,731)	(148,657)	$(711,977)	$(1,927,044)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended February 29, 2024	Year Ended August 31,	Six Months Ended February 29, 2024	Year Ended August 31,
(unaudited)	2023	(unaudited)	2023

Advisor Class
Shares sold	147,131	447,987	$2,043,762	$6,071,201

Shares issued in reinvestment of dividends	44,478	106,511	628,031	1,441,100

Shares redeemed	(624,472)	(1,170,791)	(8,570,282)	(15,794,141)

Net decrease	(432,863)	(616,293)	$(5,898,489)	$(8,281,840)

Class R
Shares sold	10,699	57,415	$146,602	$751,015

Shares issued in reinvestment of dividends	1,256	5,152	17,281	67,905

Shares redeemed	(35,818)	(95,800)	(478,895)	(1,275,482)

Net decrease	(23,863)	(33,233)	$(315,012)	$(456,562)

Class K
Shares sold	10,438	26,465	$141,277	$348,897

Shares issued in reinvestment of dividends	3,999	11,225	55,422	149,174

Shares redeemed	(12,523)	(116,946)	(174,764)	(1,557,433)

Net increase (decrease)	1,914	(79,256)	$21,935	$(1,059,362)

Class I
Shares sold	– 0	–	966	$	– 0	–	$13,236

Shares issued in reinvestment of dividends	276	517	3,973	7,082

Shares redeemed	(47)	(3,189)	(657)	(43,785)

Net increase (decrease)	229	(1,706)	$3,316	$(23,467)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

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Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-lnked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$13,416,089		$8,042
Net long-term capital gains	– 0	–	59,138,115

Total taxable distributions paid	$13,416,089		$59,146,157

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,795,006
Accumulated capital and other losses	(55,062,286	)(a)
Unrealized appreciation (depreciation)	9,906,495	(b)

Total accumulated earnings (deficit)	$(43,360,785	)(c)

(a)	As of August 31, 2023, the Fund had a net capital loss carryforward of $54,979,586. As of August 31, 2023, the cumulative deferred loss on straddles was $82,700.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had a net short-term capital loss carryforward of $41,584,817 and a net long-term capital loss carryforward of $13,394,769, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.68		$ 13.75		$ 18.16		$ 15.44		$ 15.65	$ 14.78

Income From Investment Operations

Net investment income(a)(b)	.14		.28		.10		.16		.19	.21

Net realized and unrealized gain (loss) on investment transactions	.73		.02	(c)	(2.90)		3.03		.07 (c)	.66

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.87		.30		(2.80)		3.19		.26	.87

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.37)		– 0	–	(.47)		(.34)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.18)		(.37)		(1.61)		(.47)		(.47)	– 0	–

Net asset value, end of period	$ 14.37		$ 13.68		$ 13.75		$ 18.16		$ 15.44	$ 15.65

Total Return

Total investment return based on net asset value(e)	6.38%		2.26%		(16.85)%		21.16%		1.44%	5.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$386,542		$391,500		$433,654		$586,995		$530,168	$578,919

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.10	%^	1.08%		1.02%		1.03%		1.03%	.96%

Expenses, before waivers/reimbursements(f)‡	1.11	%^	1.10%		1.03%		1.05%		1.04%	1.03%

Net investment income(b)	1.98	%^	2.08%		.64%		.99%		1.23%	1.45%

Portfolio turnover rate	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.42		$ 13.45		$ 17.92		$ 15.20		$ 15.38	$ 14.64

Income From Investment Operations

Net investment income (loss)(a)(b)	.08		.17		(.02)		(.10)		.08	.10

Net realized and unrealized gain (loss) on investment transactions	.72		.03	(c)	(2.84)		3.13		.05 (c)	.64

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.80		.20		(2.86)		3.03		.13	.74

Less: Dividends and Distributions

Dividends from net investment income	(.04)		(.23)		– 0	–	(.31)		(.18)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.04)		(.23)		(1.61)		(.31)		(.31)	– 0	–

Net asset value, end of period	$ 14.18		$ 13.42		$ 13.45		$ 17.92		$ 15.20	$ 15.38

Total Return

Total investment return based on net asset value(e)	6.07%		1.43%		(17.50)%		20.33%		.67%	5.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,291		$3,835		$5,845		$10,537		$23,156	$37,609

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.86	%^	1.84%		1.78%		1.78%		1.79%	1.71%

Expenses, before waivers/reimbursements(f)‡	1.87	%^	1.86%		1.79%		1.80%		1.80%	1.78%

Net investment income (loss)(b)	1.23	%^	1.31%		(.16)%		(.61)%		.52%	.71%

Portfolio turnover rate	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.88		$ 13.95		$ 18.35		$ 15.60		$ 15.81	$ 14.90

Income From Investment Operations

Net investment income(a)(b)	.15		.32		.14		.20		.23	.25

Net realized and unrealized gain (loss) on investment transactions	.75		.02	(c)	(2.93)		3.06		.07 (c)	.66

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.90		.34		(2.79)		3.26		.30	.91

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.41)		– 0	–	(.51)		(.38)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.21)		(.41)		(1.61)		(.51)		(.51)	– 0	–

Net asset value, end of period	$ 14.57		$ 13.88		$ 13.95		$ 18.35		$ 15.60	$ 15.81

Total Return

Total investment return based on net asset value(e)	6.55%		2.50%		(16.61)%		21.43%		1.68%	6.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$51,276		$54,860		$63,739		$84,018		$75,493	$82,885

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.85	%^	.83%		.77%		.78%		.78%	.71%

Expenses, before waivers/reimbursements(f)‡	.86	%^	.85%		.78%		.79%		.79%	.78%

Net investment income(b)	2.24	%^	2.33%		.89%		1.22%		1.48%	1.70%

Portfolio turnover rate	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.43		$ 13.53		$ 17.97		$ 15.29		$ 15.48	$ 14.69

Income From Investment Operations

Net investment income(a)(b)	.11		.20		.04		.09		.13	.15

Net realized and unrealized gain (loss) on investment transactions	.75		.02	(c)	(2.87)		3.00		.06 (c)	.64

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.86		.22		(2.83)		3.09		.19	.79

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.32)		– 0	–	(.41)		(.25)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.11)		(.32)		(1.61)		(.41)		(.38)	– 0	–

Net asset value, end of period	$ 14.18		$ 13.43		$ 13.53		$ 17.97		$ 15.29	$ 15.48

Total Return

Total investment return based on net asset value(e)	6.40%		1.57%		(17.16)%		20.66%		1.05%	5.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,182		$2,387		$2,856		$3,618		$3,087	$4,124

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.50	%^	1.67%		1.44%		1.45%		1.44%	1.38%

Expenses, before waivers/reimbursements(f)‡	1.51	%^	1.69%		1.45%		1.47%		1.45%	1.44%

Net investment income(b)	1.59	%^	1.50%		.23%		.57%		.86%	1.04%

Portfolio turnover rate	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.56		$ 13.67		$ 18.08		$ 15.37		$ 15.58	$ 14.73

Income From Investment Operations

Net investment income(a)(b)	.13		.24		.08		.13		.17	.20

Net realized and unrealized gain (loss) on investment transactions	.76		.01	(c)	(2.88)		3.02		.07 (c)	.65

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.89		.25		(2.80)		3.15		.24	.85

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.36)		– 0	–	(.44)		(.32)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.16)		(.36)		(1.61)		(.44)		(.45)	– 0	–

Net asset value, end of period	$ 14.29		$ 13.56		$ 13.67		$ 18.08		$ 15.37	$ 15.58

Total Return

Total investment return based on net asset value(e)	6.62%		1.87%		(16.93)%		21.01%		1.35%	5.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,824		$4,553		$5,672		$7,653		$7,395	$10,298

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.20	%^	1.40%		1.13%		1.14%		1.13%	1.06%

Expenses, before waivers/reimbursements(f)‡	1.20	%^	1.41%		1.14%		1.16%		1.14%	1.13%

Net investment income(b)	1.88	%^	1.77%		.53%		.77%		1.15%	1.36%

Portfolio turnover rate	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31,
			2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.67		$ 14.11		$ 18.55		$ 15.76		$ 15.97	$ 15.05

Income From Investment Operations

Net investment income (loss)(a)(b)	.16		(.04	)*	.14		.22		.22	.25

Net realized and unrealized gain (loss) on investment transactions	1.23		.01	(c)	(2.97)		3.07		.07 (c)	.67

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	1.39		(.03)		(2.83)		3.29		.29	.92

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.41)		– 0	–	(.50)		(.37)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.21)		(.41)		(1.61)		(.50)		(.50)	– 0	–

Net asset value, end of period	$ 14.85		$ 13.67		$ 14.11		$ 18.55		$ 15.76	$ 15.97

Total Return

Total investment return based on net asset value(e)	10.24%		(.25	)%*	(16.64)%		21.44%		1.64%	6.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$281		$255		$287		$338		$271	$254

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.82	%^	3.48	%*	.80%		.81%		.80%	.74%

Expenses, before waivers/reimbursements(f)‡	.83	%^	3.50	%*	.81%		.83%		.82%	.80%

Net investment income (loss)(b)	2.26	%^	(.32	)%*	.88%		1.31%		1.44%	1.68%

Portfolio turnover rate.	71%		70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2024 and the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .01% (annualized), .02%, .01%, .01%, .01% and .07%, respectively.

*	Reflects a onetime non-recurring accrual adjustment.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street
Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Turner is expected to retire on December 31, 2024.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.
Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with

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large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of

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scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB DISCOVERY GROWTH FUND | 103

NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0152-0224

FEB 02.29.24

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 5, 2024

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Balanced Portfolio (formerly known as AB Conservative Wealth Strategy) for the semi-annual reporting period ended February 29, 2024.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Class A Shares	6.35%	14.05%

Class C Shares	5.91%	13.11%

Advisor Class Shares[1]	6.48%	14.22%

Class R Shares[1]	6.21%	13.71%

Class K Shares[1]	7.88%	15.67%

Class I Shares[1]	6.54%	14.40%

Class Z Shares[1]	6.49%	14.30%

Primary Benchmark: S&P 500 Index	13.93%	30.45%

Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg US Government/Credit Index	9.30%	19.20%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its blended benchmark, a 60% / 40% blend of S&P 500 Index / Bloomberg US Government/Credit Index, respectively, for the six- and 12-month periods ended February 29, 2024.

During the six-month period, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. Security selection within fixed-income assets detracted, as did overall asset class allocation, relative to the fixed-income component of the blended benchmark. Within equities, overall security selection detracted, particularly

2 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

selection within health care and industrials. Contributions from selection within technology and consumer discretionary helped offset some of these losses. Overall sector selection contributed, as an underweight to energy and an overweight to technology offset losses from an underweight to communication services and overweight to health care, which detracted.

During the 12-month period, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. Overall asset class allocation to fixed income contributed to performance, while overall security selection within fixed-income assets detracted from returns. Within equities, security selection detracted; selection within technology detracted the most, while selection within consumer staples contributed. Overall sector selection also detracted, as gains from an overweight to technology and an underweight to energy were offset by losses from an underweight to communication services and an overweight to health care, which detracted.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market (“EM”) stocks rose during the six-month period ended February 29, 2024. Global central banks—led by the US Federal Reserve (the “Fed”)—began to pause rate hikes, but equity markets continued to experience bouts of volatility amid hawkish higher-for-longer rhetoric. In October, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as inflation continued to cool, consumer spending remained resilient and the US economy grew more quickly than expected. Soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year. Although EM equity markets gained for the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on EM performance. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields peaked in mid-October, then fell through the end of 2023 and rose in the first two months of the year as

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 3

investors recalibrated the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Italy, Switzerland, New Zealand and Spain, and by the least in the US. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, and also outperformed respective treasury markets in the eurozone and US. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. EM hard-currency sovereign bonds outperformed developed-market treasuries. EM hard-currency corporate bonds overall also performed well and outperformed developed-market investment-grade and high-yield corporates by credit quality. High yield outperformed investment grade in both EM sovereigns and corporates. EM local-currency bonds trailed other credit risk sectors as the US dollar rose against the majority of currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes through investing in companies that contribute to positive social and environmental outcomes, while defensively managing market volatility with a balanced portfolio allocation. In the equity sleeve, the strategy seeks to generate strong financial returns through investments in companies that contribute to positive social and environmental outcomes using a combination of bottom-up and top-down research, and pairs with a fixed-income sleeve consisting predominantly of US government agency and treasury securities. The Team’s approach to building a sustainable equity sleeve with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.

(continued on next page)

4 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the company to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive US equity securities that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Fund’s fixed-income securities will consist predominantly of US government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

(continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 5

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

6 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg US Government/Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational and local authority debt guaranteed by the US government) and investment-grade corporate securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and “sustainability” criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

8 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities, to decrease investment in fixed-income securities and securities of non-US issuers and the use of derivatives, and to emphasize sustainable investment themes. In addition, effective July 14, 2017, the Fund’s principal strategies were revised to eliminate static asset allocation targets for investment, and to permit increased use of derivatives and investment in securities of non-US issuers. In light of these changes, the performance shown for periods prior to December 1, 2021, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.05%	9.16%

5 Years	2.93%	2.04%

10 Years	2.77%	2.32%

CLASS C SHARES

1 Year	13.11%	12.11%

5 Years	2.14%	2.14%

10 Years[1]	1.99%	1.99%

ADVISOR CLASS SHARES[2]

1 Year	14.22%	14.22%

5 Years	3.20%	3.20%

10 Years	3.03%	3.03%

CLASS R SHARES[2]

1 Year	13.71%	13.71%

5 Years	2.59%	2.59%

10 Years	2.39%	2.39%

CLASS K SHARES[2]

1 Year	15.67%	15.67%

5 Years	3.18%	3.18%

10 Years	2.85%	2.85%

CLASS I SHARES[2]

1 Year	14.40%	14.40%

5 Years	3.21%	3.21%

10 Years	3.01%	3.01%

CLASS Z SHARES[2]

1 Year	14.30%	14.30%

Since Inception[3]	-1.78%	-1.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 1.98%, 0.97%, 1.60%, 1.30%, 0.97% and 0.84% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses) to 1.00%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.61%

5 Years	2.05%

10 Years	2.46%

CLASS C SHARES

1 Year	10.58%

5 Years	2.16%

10 Years[1]	2.11%

ADVISOR CLASS SHARES[2]

1 Year	12.67%

5 Years	3.22%

10 Years	3.16%

CLASS R SHARES[2]

1 Year	12.06%

5 Years	2.61%

10 Years	2.53%

CLASS K SHARES[2]

1 Year	14.18%

5 Years	3.21%

10 Years	2.98%

CLASS I SHARES[2]

1 Year	12.76%

5 Years	3.23%

10 Years	3.14%

CLASS Z SHARES[2]

1 Year	12.64%

Since Inception[3]	-1.21%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,063.50	$5.13	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class C
Actual	$1,000	$1,059.10	$8.96	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Advisor Class
Actual	$1,000	$1,064.80	$3.85	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class R
Actual	$1,000	$1,062.10	$6.41	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class K
Actual	$1,000	$1,078.80	$5.17	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class I
Actual	$1,000	$1,065.40	$3.85	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class Z
Actual	$1,000	$1,064.90	$3.85	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

February 29, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $103.1

1	The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

February 29, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 58.5%
Information Technology – 21.8%
Communications Equipment – 0.0%
GCI Liberty, Inc.(a)(b)(c)	486	$	– 0	–

Electronic Equipment, Instruments & Components – 4.2%
Flex Ltd.(c)	50,248		1,414,481
Keysight Technologies, Inc.(c)	10,371		1,600,246
TE Connectivity Ltd.	9,509		1,365,112

			4,379,839

IT Services – 1.6%
Accenture PLC – Class A	4,338		1,625,796

Semiconductors & Semiconductor Equipment – 7.2%
Advanced Micro Devices, Inc.(c)	5,062		974,587
Monolithic Power Systems, Inc.	1,291		929,572
NVIDIA Corp.	3,616		2,860,690
NXP Semiconductors NV	5,965		1,489,639
ON Semiconductor Corp.(c)	14,250		1,124,610

			7,379,098

Software – 8.8%
Adobe, Inc.(c)	2,547		1,427,033
Bentley Systems, Inc. – Class B	14,044		721,440
Fair Isaac Corp.(c)	1,094		1,389,282
Intuit, Inc.	2,689		1,782,511
Microsoft Corp.	6,046		2,500,867
Palo Alto Networks, Inc.(c)	3,945		1,225,120

			9,046,253

			22,430,986

Health Care – 12.5%
Health Care Equipment & Supplies – 5.2%
Alcon, Inc.	16,947		1,432,869
Becton Dickinson & Co.	6,371		1,500,689
GE Healthcare, Inc.	14,198		1,295,993
STERIS PLC	4,881		1,136,834

			5,366,385

Health Care Providers & Services – 1.4%
UnitedHealth Group, Inc.	2,904		1,433,414

Life Sciences Tools & Services – 4.8%
Bruker Corp.	10,970		949,344
Danaher Corp.	5,574		1,411,002
ICON PLC(c)	5,113		1,639,330

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

West Pharmaceutical Services, Inc.	2,621	$939,262

		4,938,938

Pharmaceuticals – 1.1%
Johnson & Johnson	7,254	1,170,651

		12,909,388

Industrials – 8.7%
Aerospace & Defense – 1.2%
Hexcel Corp.	16,942	1,261,501

Commercial Services & Supplies – 4.8%
Tetra Tech, Inc.	6,786	1,203,293
Veralto Corp.	22,264	1,924,055
Waste Management, Inc.	8,780	1,805,607

		4,932,955

Electrical Equipment – 0.8%
Rockwell Automation, Inc.	2,835	808,202

Machinery – 1.1%
Deere & Co.	3,074	1,122,164

Professional Services – 0.8%
Maximus, Inc.	9,856	824,553

		8,949,375

Financials – 6.7%
Capital Markets – 2.8%
Intercontinental Exchange, Inc.	10,215	1,413,960
MSCI, Inc.	2,683	1,505,083

		2,919,043

Financial Services – 2.3%
Visa, Inc. – Class A	8,296	2,344,781

Insurance – 1.6%
Aflac, Inc.	20,943	1,690,938

		6,954,762

Consumer Discretionary – 3.9%
Automobile Components – 1.3%
Aptiv PLC(c)	16,216	1,289,010

Household Durables – 1.5%
TopBuild Corp.(c)	3,955	1,591,413

Specialty Retail – 1.1%
Home Depot, Inc. (The)	3,032	1,154,009

		4,034,432

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Staples – 3.5%
Household Products – 1.4%
Procter & Gamble Co. (The)		9,138	$1,452,394

Personal Care Products – 2.1%
Haleon PLC (ADR)(d)		93,899	803,775
Unilever PLC (Sponsored ADR)		27,161	1,330,074

			2,133,849

			3,586,243

Utilities – 1.4%
Electric Utilities – 1.4%
NextEra Energy, Inc.		27,083	1,494,711

Total Common Stocks (cost $48,083,363)			60,359,897

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 36.5%
United States – 36.5%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	51	26,003
1.875%, 11/15/2051		551	327,554
2.25%, 02/15/2052		677	441,758
2.50%, 02/15/2046		363	259,897
3.00%, 05/15/2042		2,432	1,968,836
3.00%, 02/15/2048		557	431,896
3.00%, 02/15/2049		494	382,233
3.00%, 08/15/2052		137	105,978
3.625%, 02/15/2053		1,281	1,118,335
3.625%, 05/15/2053		200	174,513
3.875%, 02/15/2043		2,150	1,967,952
3.875%, 05/15/2043		96	87,537
4.00%, 11/15/2052		778	727,467
4.375%, 08/15/2043		138	135,046
4.75%, 11/15/2043		159	163,007
4.75%, 11/15/2053		288	306,229
6.125%, 08/15/2029		585	635,125
U.S. Treasury Notes 0.625%, 05/15/2030		2,342	1,878,803
1.875%, 02/28/2027		2,409	2,237,359
1.875%, 02/15/2032		2,939	2,466,671
2.25%, 08/15/2027		1,598	1,488,887
2.50%, 03/31/2027		2,574	2,432,832
2.625%, 02/15/2029		1,069	990,180
2.75%, 08/15/2032		139	124,036

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PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

3.375%, 05/15/2033	U.S.$	1,405	$1,309,477
3.50%, 01/31/2028		1,987	1,925,760
3.50%, 04/30/2028		805	779,912
3.50%, 02/15/2033		1,379	1,299,667
3.625%, 05/15/2026		303	296,744
3.625%, 03/31/2028		2,450	2,384,630
3.75%, 12/31/2028		434	423,798
3.875%, 12/31/2027		454	446,197
3.875%, 08/15/2033		114	110,042
4.00%, 06/30/2028		261	257,836
4.00%, 01/31/2029		236	233,025
4.125%, 09/30/2027		2,576	2,553,863
4.125%, 11/15/2032		138	136,271
4.25%, 01/31/2026		1,145	1,135,559
4.375%, 11/30/2028		466	468,149
4.50%, 11/15/2033		312	317,854
4.625%, 03/15/2026		1,417	1,416,057
4.625%, 09/30/2028		1,256	1,272,086

Total Governments - Treasuries (cost $41,155,265)			37,645,061

AGENCIES – 2.6%
Agency Debentures – 2.6%
Federal Home Loan Banks 4.125%, 01/15/2027		100	99,160
4.50%, 03/13/2026		1,000	996,470
Federal National Mortgage Association 6.625%, 11/15/2030		1,382	1,559,754

Total Agencies (cost $2,934,177)			2,655,384

		Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(e)(f)(g) (cost $2,336,613)		2,336,613	2,336,613

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $94,509,418)			102,996,955

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(e)(f)(g) (cost $675,980)	675,980	$675,980

Total Investments – 100.6% (cost $95,185,398)		103,672,935
Other assets less liabilities – (0.6)%		(608,867)

Net Assets – 100.0%		$103,064,068

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Fair valued by the Adviser.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

20 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 29, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,172,805)	$100,660,342	(a)
Affiliated issuers (cost $3,012,593 – including investment of cash collateral for securities loaned of $675,980)	3,012,593
Cash	2,958
Foreign currencies, at value (cost $209,645)	210,852
Unaffiliated interest and dividends receivable	422,769
Receivable due from Adviser	24,497
Receivable for shares of beneficial interest sold	17,616
Receivable for investment securities sold	16,734
Affiliated dividends receivable	7,008

Total assets	104,375,369

Liabilities
Payable for collateral received on securities loaned	675,980
Custody and accounting fees payable	300,275
Payable for investment securities purchased	188,032
Advisory fee payable	40,614
Payable for shares of beneficial interest redeemed	24,428
Distribution fee payable	21,280
Transfer Agent fee payable	6,334
Trustees’ fees payable	4,560
Accrued expenses	49,798

Total liabilities	1,311,301

Net Assets	$103,064,068

Composition of Net Assets
Shares of beneficial interest, at par	$87
Additional paid-in capital	105,666,731
Accumulated loss	(2,602,750)

Net Assets	$103,064,068

(a)	Includes securities on loan with a value of $795,738 (see Note E).

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$93,423,736	7,870,679	$11.87	*

C	$1,670,568	141,339	$11.82

Advisor	$3,725,086	311,163	$11.97

R	$3,510,974	296,474	$11.84

K	$663,261	54,804	$12.10

I	$45,698	3,767	$12.13

Z	$24,745	2,082	$11.89

*	The maximum offering price per share for Class A shares was $12.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 21

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2024 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $3)	$722,733
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,899)	280,025
Affiliated issuers	36,479
Securities lending income	5,464
Other income	76	$1,044,777

Expenses
Advisory fee (see Note B)	248,981
Distribution fee—Class A	112,391
Distribution fee—Class C	8,959
Distribution fee—Class R	8,989
Distribution fee—Class K	968
Transfer agency—Class A	54,133
Transfer agency—Class C	1,137
Transfer agency—Advisor Class	2,080
Transfer agency—Class R	4,494
Transfer agency—Class K	775
Transfer agency—Class I	18
Transfer agency—Class Z	1
Registration fees	51,331
Custody and accounting	33,324
Audit and tax	31,253
Legal	19,977
Printing	16,052
Trustees’ fees	9,018
Miscellaneous	7,859

Total expenses	611,740
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(108,041)

Net expenses		503,699

Net investment income		541,078

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(1,453,539)
Foreign currency transactions		(12)
Net change in unrealized appreciation (depreciation) of:
Investments		7,019,441
Foreign currency denominated assets and liabilities		(333)

Net gain on investment and foreign currency transactions		5,565,557

Net Increase in Net Assets from Operations		$6,106,635

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$541,078	$712,698
Net realized loss on investment transactions	(1,453,551)	(9,084,779)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	7,019,108	15,747,799

Net increase in net assets from operations	6,106,635	7,375,718
Distributions to Shareholders
Class A	(818,185)	(4,013,369)
Class C	– 0	–	(136,995)
Advisor Class	(39,519)	(161,555)
Class R	(24,021)	(169,446)
Class K	(4,248)	(65,318)
Class I	(479)	(1,452)
Class Z	(206)	(337)
Transactions in Shares of Beneficial Interest
Net decrease	(5,805,972)	(14,322,602)

Total decrease	(585,995)	(11,495,356)
Net Assets
Beginning of period	103,650,063	115,145,419

End of period	$103,064,068	$103,650,063

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS

February 29, 2024 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. At a meeting held on October 31-November 2, 2023, the Company’s Board of Trustees (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidation distributions to shareholders in these classes based on net asset value by July 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a

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NOTES TO FINANCIAL STATEMENTS (continued)

recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2024:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks:
Information Technology	$22,430,986		$	– 0	–	$0	(a)	$22,430,986
Health Care	12,909,388			– 0	–	– 0	–	12,909,388
Industrials	8,949,375			– 0	–	– 0	–	8,949,375
Financials	6,954,762			– 0	–	– 0	–	6,954,762
Consumer Discretionary	4,034,432			– 0	–	– 0	–	4,034,432
Consumer Staples	3,586,243			– 0	–			3,586,243
Utilities	1,494,711			– 0	–	– 0	–	1,494,711
Governments – Treasuries	– 0	–		37,645,061		– 0	–	37,645,061
Agencies	– 0	–		2,655,384		– 0	–	2,655,384
Short-Term Investments	2,336,613			– 0	–	– 0	–	2,336,613
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	675,980			– 0	–	– 0	–	675,980

Total Investments in Securities	63,372,490			40,300,445		0	(a)	103,672,935
Other Financial Instruments(b)	– 0	–		– 0	–	– 0	–	– 0	–

Total	$63,372,490			$40,300,445		$0	(a)	$103,672,935

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until December 31, 2024 to the extent

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NOTES TO FINANCIAL STATEMENTS (continued)

necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps may not be terminated by the Adviser before December 31, 2024. For the six months ended February 29, 2024, such reimbursements/waivers amounted to $106,965.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,862 for the six months ended February 29, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $795 from the sale of Class A shares and received $97 and $9 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2024, such waiver amounted to $1,034.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2024 is as follows:

Fund	Market Value 8/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/29/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,048	$11,254	$10,965	$2,337	$36
Government Money Market Portfolio*	131	3,411	2,866	676	0	**

Total				$3,013	$36

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$8,868,559	$12,419,766
U.S. government securities	4,899,812	7,885,409

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,934,996
Gross unrealized depreciation	(4,447,459)

Net unrealized appreciation	$8,487,537

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 29, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2024 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$795,738	$675,980	$91,142	$5,151	$313	$42

*	As of February 29, 2024.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)		Year Ended August 31, 2023

Class A
Shares sold	47,528		133,400	$533,811		$1,464,631

Shares issued in reinvestment of dividends and distributions	62,825		350,037	723,749		3,584,382

Shares converted from Class C	68,692		46,612	756,541		497,280

Shares redeemed	(540,214)		(1,553,588)	(6,073,778)		(16,594,911)

Net decrease	(361,169)		(1,023,539)	$(4,059,677)		$(11,048,618)

Class C
Shares sold	6,034		6,497	$65,126		$70,697

Shares issued in reinvestment of distributions	– 0	–	12,308	– 0	–	125,418

Shares converted to Class A	(69,337)		(46,828)	(756,541)		(497,280)

Shares redeemed	(11,841)		(89,893)	(132,568)		(948,515)

Net decrease	(75,144)		(117,916)	$(823,983)		$(1,249,680)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023

Advisor Class
Shares sold	29,739	59,613	$340,563	$650,196

Shares issued in reinvestment of dividends and distributions	2,991	14,160	34,727	146,128

Shares redeemed	(47,414)	(141,322)	(524,315)	(1,521,368)

Net decrease	(14,684)	(67,549)	$(149,025)	$(725,044)

Class R
Shares sold	33,409	82,157	$373,760	$879,203

Shares issued in reinvestment of dividends and distributions	2,089	16,580	24,021	169,445

Shares redeemed	(70,178)	(166,481)	(786,775)	(1,796,612)

Net decrease	(34,680)	(67,744)	$(388,994)	$(747,964)

Class K
Shares sold	3,809	3,956	$55,600	$42,796

Shares issued in reinvestment of dividends and distributions	362	6,366	4,248	65,316

Shares redeemed	(42,358)	(60,837)	(459,987)	(665,440)

Net decrease	(38,187)	(50,515)	$(400,139)	$(557,328)

Class I
Shares sold	371	124	$4,208	$1,365

Shares issued in reinvestment of dividends and distributions	32	104	375	1,083

Shares redeemed	(6)	(10)	(65)	(109)

Net increase	397	218	$4,518	$2,339

Class Z
Shares sold	1,525	336	$17,064	$3,693

Share issued in reinvestment of dividends and distributions	10	0	(a)	118	0	(b)

Shares redeemed	(529)	– 0	–	(5,854)	– 0	–

Net increase	1,006	336	$11,328	$3,693

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and “sustainability” criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be down-

36 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

graded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$812	$3,742,020
Net long-term capital gains	4,547,660	1,315,457

Total taxable distributions paid	$4,548,472	$5,057,477

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$513,161
Accumulated capital and other losses	(8,738,221	)(a)
Unrealized appreciation (depreciation)	402,696	(b)

Total accumulated earnings (deficit)	$(7,822,364	)(c)

(a)	As of August 31, 2023, the Fund had a net capital loss carryforward of $8,738,221.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had a net short-term capital loss carryforward of $3,560,112 and a net long-term capital loss carryforward of $5,178,109, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 39

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.26	$ 10.93	$ 13.80	$ 12.38	$ 12.58	$ 12.14

Income From Investment Operations

Net investment income (loss)(a)(b)	.06	.07	(.02)	.12	.14	.16

Net realized and unrealized gain (loss) on investment transactions	.65	.71	(2.39)	1.74	.10	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.71	.78	(2.41)	1.86	.24	.53

Less: Dividends and Distributions

Dividends from net investment income	(.10)	– 0	–	(.36)	(.44)	(.40)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.10)	(.45)	(.46)	(.44)	(.44)	(.09)

Net asset value, end of period	$ 11.87	$ 11.26	$ 10.93	$ 13.80	$ 12.38	$ 12.58

Total Return

Total investment return based on net asset value(d)	6.35%	7.59%	(18.04)%	15.54%	1.77%	4.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$93,423	$92,712	$101,192	$138,753	$132,657	$145,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00	%^	1.00%	1.09%	1.25%	1.14%	1.05%

Expenses, before waivers/reimbursements(e)‡	1.21	%^	1.22%	1.31%	1.36%	1.29%	1.23%

Net investment income (loss)(b)	1.10	%^	.69%	(.13)%	.95%	1.13%	1.32%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

40 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.16	$ 10.91	$ 13.76	$ 12.32	$ 12.51	$ 12.07

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.01)	(.11)	.02	.05	.07

Net realized and unrealized gain (loss) on investment transactions	.64	.71	(2.41)	1.75	.09	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.66	.70	(2.52)	1.77	.14	.44

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.23)	(.33)	(.29)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	– 0	–	(.45)	(.33)	(.33)	(.33)	– 0	–

Net asset value, end of period	$ 11.82	$ 11.16	$ 10.91	$ 13.76	$ 12.32	$ 12.51

Total Return

Total investment return based on net asset value(d)	5.91%	6.86%	(18.73)%	14.64%	.97%	3.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,671	$2,415	$3,650	$6,257	$10,667	$14,989

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.75	%^	1.75%	1.90%	1.98%	1.89%	1.80%

Expenses, before waivers/reimbursements(e)‡	1.96	%^	1.98%	2.06%	2.09%	2.04%	1.98%

Net investment income (loss)(b)	.34	%^	(.07)%	(.93)%	.18%	.44%	.59%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.37	$ 11.01	$ 13.88	$ 12.44	$ 12.64	$ 12.20

Income From Investment Operations

Net investment income(a)(b)	.08	.10	.04	.16	.17	.19

Net realized and unrealized gain (loss) on investment transactions	.65	.71	(2.43)	1.76	.10	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.73	.81	(2.39)	1.92	.27	.56

Less: Dividends and Distributions

Dividends from net investment income	(.13)	– 0	–	(.38)	(.48)	(.43)	(.12)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.13)	(.45)	(.48)	(.48)	(.47)	(.12)

Net asset value, end of period	$ 11.97	$ 11.37	$ 11.01	$ 13.88	$ 12.44	$ 12.64

Total Return

Total investment return based on net asset value(d)	6.48%	7.82%	(17.79)%	15.82%	2.02%	4.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,725	$3,706	$4,331	$5,790	$5,419	$6,464

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^	.75%	.71%	1.00%	.89%	.80%

Expenses, before waivers/reimbursements(e)‡	.96	%^	.97%	1.06%	1.11%	1.04%	.97%

Net investment income(b)	1.35	%^	.93%	.33%	1.20%	1.41%	1.58%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

42 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.22	$ 10.92	$ 13.79	$ 12.37	$ 12.57	$ 12.13

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	.05	(.05)	.07	.09	.11

Net realized and unrealized gain (loss) on investment transactions	.64	.70	(2.40)	1.75	.10	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	.75	(2.45)	1.82	.19	.49

Less: Dividends and Distributions

Dividends from net investment income	(.07)	– 0	–	(.32)	(.40)	(.35)	(.05)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.07)	(.45)	(.42)	(.40)	(.39)	(.05)

Net asset value, end of period	$ 11.84	$ 11.22	$ 10.92	$ 13.79	$ 12.37	$ 12.57

Total Return

Total investment return based on net asset value(d)	6.21%	7.32%	(18.25)%	15.05%	1.36%	4.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,511	$3,717	$4,357	$4,844	$4,278	$4,604

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.25	%^	1.25%	1.36%	1.65%	1.53%	1.46%

Expenses, before waivers/reimbursements(e)‡	1.59	%^	1.60%	1.72%	1.76%	1.68%	1.63%

Net investment income (loss)(b)	.84	%^	.44%	(.40)%	.55%	.74%	.89%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.29	$ 10.95	$ 13.82	$ 12.35	$ 12.55	$ 12.11

Income From Investment Operations

Net investment income (loss)(a)(b)	.06	.07	(.02)	.11	.14	.15

Net realized and unrealized gain (loss) on investment transactions	.83	.72	(2.40)	1.74	.08	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.89	.79	(2.42)	1.85	.22	.52

Less: Dividends and Distributions

Dividends from net investment income	(.08)	– 0	–	(.35)	(.38)	(.38)	(.08)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.08)	(.45)	(.45)	(.38)	(.42)	(.08)

Net asset value, end of period	$ 12.10	$ 11.29	$ 10.95	$ 13.82	$ 12.35	$ 12.55

Total Return

Total investment return based on net asset value(d)	7.88%	7.68%	(18.07)%	15.44%	1.58%	4.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$663	$1,049	$1,572	$2,229	$2,456	$5,832

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00	%^	1.00%	1.13%	1.35%	1.23%	1.15%

Expenses, before waivers/reimbursements(e)‡	1.29	%^	1.69	%*	1.41%	1.46%	1.38%	1.32%

Net investment income (loss)(b)	1.08	%^	.68%	(.17)%	.83%	1.12%	1.24%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.51	$ 11.13	$ 14.03	$ 12.58	$ 12.78	$ 12.34

Income From Investment Operations

Net investment income(a)(b)	.08	.10	.02	.16	.16	.18

Net realized and unrealized gain (loss) on investment transactions	.67	.73	(2.44)	1.77	.11	.39

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.75	.83	(2.42)	1.93	.27	.57

Less: Dividends and Distributions

Dividends from net investment income	(.13)	– 0	–	(.38)	(.48)	(.43)	(.13)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.13)	(.45)	(.48)	(.48)	(.47)	(.13)

Net asset value, end of period	$ 12.13	$ 11.51	$ 11.13	$ 14.03	$ 12.58	$ 12.78

Total Return

Total investment return based on net asset value(d)	6.54%	7.92%	(17.83)%	15.81%	2.02%	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46	$39	$35	$41	$39	$33

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^	.75%	.83%	1.01%	.91%	.86%

Expenses, before waivers/reimbursements(e)‡	.94	%^	5.21	%*	1.08%	1.13%	1.06%	1.02%

Net investment income(b)	1.35	%^	.95%	.14%	1.18%	1.33%	1.46%

Portfolio turnover rate	14%	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 46.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	December 15, 2021(f) to August 31, 2022

Net asset value, beginning of period	$ 11.28	$ 10.93	$ 13.54

Income From Investment Operations

Net investment income(a)(b)	.08	.10	.02

Net realized and unrealized gain (loss) on investment transactions	.65	.70	(2.14)

Net increase (decrease) in net asset value from operations	.73	.80	(2.12)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	– 0	–	(.39)

Distributions from net realized gain on investment transactions	– 0	–	(.45)	(.10)

Total distributions	(.12)	(.45)	(.49)

Net asset value, end of period	$ 11.89	$ 11.28	$ 10.93

Total Return

Total investment return based on net asset value(d)	6.49%	7.79%	(16.27)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25	$12	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.75	%^	.75%	.75	%^

Expenses, before waivers/reimbursements‡	.85	%^	.84%	.96	%^

Net investment income(b)	1.38	%^	.96%	.21	%^

Portfolio turnover rate	14%	46%	174%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00	%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019 such waiver amounted to .03%, .11%, .15% and .17% respectively.

(f)	Commencement of distribution.

*	Reflects a onetime non-recurring accrual adjustment.

^	Annualized.

See notes to financial statements.

46 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS
Tiffanie Wong(2), Vice President Benjamin Ruegsegger(2), Vice President Daniel C. Roarty(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Balanced Team. Messrs. Ruegsegger, Roarty, and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Turner is expected to retire on December 31, 2024.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 47

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

48 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Balanced Portfolio (formerly AB Conservative Wealth Strategy) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

50 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 51

Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the schedule of fees charged by the Adviser to any offshore funds and for any separately managed accounts managed by it that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted

52 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 53

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

54 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 55

NOTES

56 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STB-0152-0224

FEB 02.29.24

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 10, 2024

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the semi-annual reporting period ended February 29, 2024.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	13.85%	22.67%

Class C Shares	13.44%	21.82%

Advisor Class Shares[1]	13.98%	23.05%

MSCI ACWI (net)	11.66%	23.15%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 29, 2024.

During the six-month period, the Fund increased in absolute terms and outperformed its benchmark, before sales charges. Sector and security selection both contributed relative to the benchmark. Underweights to consumer staples and materials contributed, while an overweight to health care and an underweight to financials detracted modestly. Security selection drove a large portion of relative outperformance, with selection in industrials and consumer discretionary particularly strong. Security selection within utilities and energy detracted from performance.

During the 12-month period, the Fund underperformed its benchmark. An overweight to health care and an underweight to communication services detracted, while underweights to consumer staples and materials contributed. Security selection within financials and consumer discretionary detracted, while selection within communication services and consumer staples contributed.

The Fund did not use derivatives during either period.

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market (“EM”) stocks rose during the six-month period ended February 29, 2024. Global central banks—led by the US Federal Reserve (the “Fed”)—began to pause rate hikes, but equity markets continued to experience bouts of volatility amid hawkish higher-for-longer rhetoric. In October, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as inflation continued to cool, consumer spending remained resilient and the US economy grew more quickly than expected. Soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year. Although EM equity markets gained for the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on EM performance. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include

(continued on next page)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 3

International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small-and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities held by the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI ACWI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI ACWI data contained herein. The MSCI ACWI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI ACWI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	22.67%	17.46%

5 Years	9.81%	8.86%

10 Years	7.78%	7.31%

CLASS C SHARES

1 Year	21.82%	20.82%

5 Years	8.99%	8.99%

10 Years[1]	6.97%	6.97%

ADVISOR CLASS SHARES[2]

1 Year	23.05%	23.05%

5 Years	10.09%	10.09%

10 Years	8.05%	8.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.09% and 1.08% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.01%, 1.77% and 0.76% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2024. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.03%

5 Years	9.44%

10 Years	7.68%

CLASS C SHARES

1 Year	23.38%

5 Years	9.54%

10 Years[1]	7.33%

ADVISOR CLASS SHARES[2]

1 Year	25.66%

5 Years	10.67%

10 Years	8.42%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

Returns

CLASS A SHARES

1 Year	19.55%

5 Years	8.46%

10 Years	6.40%

CLASS C SHARES

1 Year	23.19%

5 Years	8.82%

10 Years[1]	6.30%

ADVISOR CLASS SHARES[2]

1 Year	25.08%

5 Years	9.62%

10 Years	7.05%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

Returns

CLASS A SHARES

1 Year	12.10%

5 Years	7.27%

10 Years	5.80%

CLASS C SHARES

1 Year	13.95%

5 Years	7.43%

10 Years[1]	5.62%

ADVISOR CLASS SHARES[2]

1 Year	15.48%

5 Years	8.25%

10 Years	6.39%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,138.50	$3.51	0.66%	$5.32	1.00%
Hypothetical**	$1,000	$1,021.58	$3.32	0.66%	$5.02	1.00%
Class C
Actual	$1,000	$1,134.40	$7.54	1.42%	$9.34	1.76%
Hypothetical**	$1,000	$1,017.80	$7.12	1.42%	$8.82	1.76%
Advisor Class
Actual	$1,000	$1,139.80	$2.18	0.41%	$3.99	0.75%
Hypothetical**	$1,000	$1,022.82	$2.06	0.41%	$3.77	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 29, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $800.6

1	The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

February 29, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.4%
Information Technology – 16.8%
Communications Equipment – 0.1%
Cisco Systems, Inc.	14,232	$688,402

Electronic Equipment, Instruments & Components – 0.6%
CDW Corp./DE	20,234	4,981,813

Semiconductors & Semiconductor Equipment – 5.1%
Advanced Micro Devices, Inc.(a)	4,089	787,255
Broadcom, Inc.	3,526	4,585,528
KLA Corp.	2,785	1,900,205
NVIDIA Corp.	28,656	22,670,335
NXP Semiconductors NV	18,298	4,569,559
QUALCOMM, Inc.	27,634	4,360,369
Texas Instruments, Inc.	8,454	1,414,608

		40,287,859

Software – 8.0%
Adobe, Inc.(a)	10,702	5,996,117
Autodesk, Inc.(a)	2,226	574,686
Gen Digital, Inc.	113,414	2,437,267
Microsoft Corp.	105,391	43,593,933
Oracle Corp.	68,606	7,661,918
ServiceNow, Inc.(a)	2,863	2,208,347
Workday, Inc. – Class A(a)	5,888	1,734,958

		64,207,226

Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	117,429	21,225,291
Western Digital Corp.(a)	47,674	2,835,173

		24,060,464

		134,225,764

Health Care – 9.0%
Biotechnology – 1.5%
Gilead Sciences, Inc.	412	29,705
Regeneron Pharmaceuticals, Inc.(a)	5,168	4,992,753
Vertex Pharmaceuticals, Inc.(a)	16,331	6,871,105

		11,893,563

Health Care Equipment & Supplies – 1.4%
Abbott Laboratories	8,313	986,255
Edwards Lifesciences Corp.(a)	48,298	4,099,051
Intuitive Surgical, Inc.(a)	2,352	906,931
Medtronic PLC	65,305	5,443,825

		11,436,062

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.9%
Elevance Health, Inc.	12,386	$6,208,482
HCA Healthcare, Inc.	9,916	3,090,817
UnitedHealth Group, Inc.	28,653	14,143,121

		23,442,420

Life Sciences Tools & Services – 1.9%
Danaher Corp.	2,462	623,231
Illumina, Inc.(a)	14,974	2,093,814
IQVIA Holdings, Inc.(a)	23,779	5,877,218
Thermo Fisher Scientific, Inc.	5,605	3,195,859
Waters Corp.(a)	9,094	3,068,497

		14,858,619

Pharmaceuticals – 1.3%
Johnson & Johnson	9,589	1,547,473
Merck & Co., Inc.	10,156	1,291,335
Pfizer, Inc.	8,730	231,869
Roche Holding AG (Sponsored ADR)	84,899	2,778,744
Zoetis, Inc.	22,108	4,384,680

		10,234,101

		71,864,765

Financials – 7.6%
Banks – 2.2%
Bank of America Corp.	220,137	7,599,129
JPMorgan Chase & Co.	7,890	1,468,013
PNC Financial Services Group, Inc. (The)	7,643	1,125,050
Wells Fargo & Co.	139,617	7,761,309

		17,953,501

Capital Markets – 1.8%
Charles Schwab Corp. (The)	72,077	4,813,302
Goldman Sachs Group, Inc. (The)	16,342	6,357,855
LPL Financial Holdings, Inc.	11,718	3,139,135
S&P Global, Inc.	957	409,960

		14,720,252

Financial Services – 2.2%
PayPal Holdings, Inc.(a)	27,596	1,665,143
Visa, Inc. – Class A	55,523	15,693,021

		17,358,164

Insurance – 1.4%
Progressive Corp. (The)	45,687	8,660,428
Willis Towers Watson PLC	9,604	2,618,146

		11,278,574

		61,310,491

Communication Services – 6.4%
Diversified Telecommunication Services – 0.6%
Comcast Corp. – Class A	120,151	5,148,471

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.5%
Walt Disney Co. (The)	35,188	$3,926,277

Interactive Media & Services – 4.7%
Alphabet, Inc. – Class A(a)	12,280	1,700,289
Alphabet, Inc. – Class C(a)	138,795	19,400,765
Meta Platforms, Inc. – Class A	33,725	16,529,634

		37,630,688

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.	29,971	4,894,264

		51,599,700

Consumer Discretionary – 5.6%
Automobile Components – 0.0%
Magna International, Inc.	4,191	231,008

Automobiles – 0.2%
Stellantis NV	62,538	1,642,248

Broadline Retail – 2.0%
Amazon.com, Inc.(a)	90,909	16,069,075

Hotels, Restaurants & Leisure – 0.9%
Booking Holdings, Inc.(a)	236	818,644
Hyatt Hotels Corp. – Class A	13,626	2,092,817
Restaurant Brands International, Inc.	46,390	3,602,184
Starbucks Corp.	8,298	787,480

		7,301,125

Specialty Retail – 1.9%
AutoZone, Inc.(a)	1,837	5,522,059
Home Depot, Inc. (The)	24,189	9,206,575

		14,728,634

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	45,064	4,683,501

		44,655,591

Industrials – 4.0%
Aerospace & Defense – 0.2%
RTX Corp.	15,958	1,430,954

Building Products – 0.2%
Otis Worldwide Corp.	17,442	1,662,223

Construction & Engineering – 0.4%
AECOM	23,139	2,055,438
MasTec, Inc.(a)	22,285	1,681,626

		3,737,064

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 1.4%
Eaton Corp. PLC	31,912	$9,222,568
Regal Rexnord Corp.	6,110	1,047,804
Sensata Technologies Holding PLC	24,158	831,518

		11,101,890

Ground Transportation – 0.7%
CSX Corp.	131,818	5,001,175
Norfolk Southern Corp.	3,002	760,647

		5,761,822

Machinery – 0.9%
Ingersoll Rand, Inc.	10,221	933,484
PACCAR, Inc.	54,361	6,028,091

		6,961,575

Professional Services – 0.2%
Booz Allen Hamilton Holding Corp.	11,833	1,747,852

		32,403,380

Consumer Staples – 3.2%
Beverages – 0.8%
Coca-Cola Co. (The)	50,566	3,034,971
Constellation Brands, Inc. – Class A	12,907	3,207,648

		6,242,619

Consumer Staples Distribution & Retail – 1.7%
Costco Wholesale Corp.	7,999	5,950,376
Walmart, Inc.	138,819	8,136,182

		14,086,558

Household Products – 0.7%
Procter & Gamble Co. (The)	34,119	5,422,874

		25,752,051

Energy – 1.6%
Energy Equipment & Services – 0.5%
Baker Hughes Co.	138,768	4,106,145

Oil, Gas & Consumable Fuels – 1.1%
Chevron Corp.	26,222	3,986,006
EOG Resources, Inc.	43,115	4,934,943

		8,920,949

		13,027,094

Materials – 1.5%
Chemicals – 1.5%
Corteva, Inc.	49,116	2,628,688
Linde PLC	10,590	4,753,004
LyondellBasell Industries NV – Class A	41,083	4,119,803
Westlake Corp.	1,866	258,833

		11,760,328

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.9%
Industrial REITs – 0.5%
Prologis, Inc.	31,672	$4,220,927

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	41,351

Specialized REITs – 0.4%
American Tower Corp.	13,835	2,751,228

		7,013,506

Utilities – 0.8%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	40,805	3,476,178
NextEra Energy, Inc.	47,629	2,628,644

		6,104,822

Total Common Stocks (cost $194,252,845)		459,717,492

INVESTMENT COMPANIES – 42.0%
Funds and Investment Trusts – 42.0%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	1,603,547	19,932,083
AB Trust – AB Discovery Value Fund – Class Z	1,187,343	25,504,125
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,842,168	43,339,651
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	16,783,127	210,292,576
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,322,923	17,092,165
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	760,189	19,787,715

Total Investment Companies (cost $323,256,221)		335,948,315

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(b)(c)(d) (cost $5,591,134)	5,591,134	5,591,134

Total Investments – 100.1% (cost $523,100,200)		801,256,941
Other assets less liabilities – (0.1)%		(673,415)

Net Assets – 100.0%		$800,583,526

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PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF ASSETS & LIABILITIES

February 29, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $194,252,845)	$459,717,492
Affiliated issuers (cost $328,847,355)	341,539,449
Foreign currencies, at value (cost $108,060)	112,929
Unaffiliated dividends receivable	571,551
Receivable due from Adviser	193,054
Receivable for shares of beneficial interest sold	131,261
Affiliated dividends receivable	27,052

Total assets	802,292,788

Liabilities
Payable for shares of beneficial interest redeemed	989,822
Advisory fee payable	405,014
Custody and accounting fees payable	171,724
Administrative fee payable	38,195
Distribution fee payable	9,176
Trustees’ fees payable	6,519
Transfer Agent fee payable	5,582
Accrued expenses	83,230

Total liabilities	1,709,262

Net Assets	$800,583,526

Composition of Net Assets
Shares of beneficial interest, at par	$391
Additional paid-in capital	516,990,371
Distributable earnings	283,592,764

Net Assets	$800,583,526

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,573,993	2,185,756	$20.39	*

C	$530,223	26,087	$20.33

Advisor	$755,479,310	36,869,612	$20.49

*	The maximum offering price per share for Class A shares was $21.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended February 29, 2024 (unaudited)

Investment Income
Dividends
Affiliated issuers	$8,312,334
Unaffiliated issuers	2,814,260
Interest	907
Other income	2,295	$11,129,796

Expenses
Advisory fee (see Note B)	2,362,646
Distribution fee—Class A	51,350
Distribution fee—Class C	2,147
Transfer agency—Class A	3,355
Transfer agency—Class C	55
Transfer agency—Advisor Class	55,998
Custody and accounting	46,615
Administrative	44,846
Audit and tax	31,314
Registration fees	29,077
Legal	22,764
Printing	14,022
Trustees’ fees	12,747
Miscellaneous	16,615

Total expenses	2,693,551
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,157,032)

Net expenses		1,536,519

Net investment income		9,593,277

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,188,992)
Investment transactions		5,349,419
Foreign currency transactions		(13)
Net realized gain distributions from Affiliated Underlying Portfolios		2,625,265
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		30,359,314
Investments		52,951,338
Foreign currency denominated assets and liabilities		(154)

Net gain on investment and foreign currency transactions		89,096,177

Net Increase in Net Assets from Operations		$98,689,454

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023
Increase in Net Assets from Operations
Net investment income	$9,593,277	$9,142,553
Net realized gain on investment and foreign currency transactions	3,160,414	3,084,947
Net realized gain distributions from Affiliated Underlying Portfolios	2,625,265	2,434,007
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	83,310,498	67,189,484

Net increase in net assets from operations	98,689,454	81,850,991
Distributions to Shareholders
Class A	(682,354)	(2,028,745)
Class C	(2,225)	(24,027)
Advisor Class	(12,862,874)	(35,161,016)
Transactions in Shares of Beneficial Interest
Net decrease	(12,521,789)	(8,453,411)

Total increase	72,620,212	36,183,792
Net Assets
Beginning of period	727,963,314	691,779,522

End of period	$800,583,526	$727,963,314

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 29, 2024 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$459,717,492		$	– 0	–	$	– 0	–	$459,717,492
Investment Companies	335,948,315			– 0	–		– 0	–	335,948,315
Short-Term Investments	5,591,134			– 0	–		– 0	–	5,591,134

Total Investments in Securities	801,256,941			– 0	–		– 0	–	801,256,941
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$801,256,941		$	– 0	–	$	– 0	–	$801,256,941

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 29, 2024, the reimbursement for such services amounted to $44,846.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $35,172 for the six months ended February 29, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $232 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of

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NOTES TO FINANCIAL STATEMENTS (continued)

.15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2024, such waiver amounted to $2,824.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2024. For the six months ended February 29, 2024, such waivers and/or reimbursements amounted to $1,154,208.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2024 is as follows:

													Distributions
Fund	Market Value 8/31/23 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/29/24 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$2,676	$48,191		$45,276		$	– 0	–	$	– 0	–	$5,591	$100		$	– 0	–
AB Discovery Growth Fund, Inc.	17,900	– 0	–	693			(217)			2,942		19,932	– 0	–		– 0	–
AB Trust – AB Discovery Value Fund	25,046	1,640		1,779			(359)			956		25,504	269			1,371
Bernstein Fund, Inc.:
International Small Cap Portfolio	38,559	8,779		4,796			(611)			1,409		43,340	1,150			– 0	–
International Strategic Equities Portfolio	200,868	6,327		19,662			(835)			23,594		210,292	6,327			– 0	–
Small Cap Core Portfolio	16,928	1,374		1,544			(167)			501		17,092	119			1,254
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio	17,966	865		– 0	–		– 0	–		957		19,788	347			– 0	–

Total							$(2,189)			$30,359		$341,539	$8,312			$2,625

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$54,393,246		$69,948,801
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$283,219,974
Gross unrealized depreciation	(5,063,233)

Net unrealized appreciation	$278,156,741

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 29, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023

Class A
Shares sold	5,567	40,235	$103,310	$693,058

Shares issued in reinvestment of dividends and distributions	32,177	108,041	589,807	1,780,516

Shares converted from Class C	5,529	855	98,904	14,580

Shares redeemed	(105,070)	(212,524)	(2,021,410)	(3,646,325)

Net decrease	(61,797)	(63,393)	$(1,229,389)	$(1,158,171)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023

Class C
Shares sold	8,100	4,129	$152,395	$67,656

Shares issued in reinvestment of dividends and distributions	122	1,459	2,224	23,957

Shares converted to Class A	(5,586)	(862)	(98,904)	(14,580)

Shares redeemed	(1,623)	(10,862)	(28,147)	(185,741)

Net increase (decrease)	1,013	(6,136)	$27,568	$(108,708)

Advisor Class
Shares sold	1,155,436	3,675,472	$21,613,758	$62,151,963

Shares issued in reinvestment of dividends and distributions	636,134	1,892,520	11,711,228	31,321,212

Shares redeemed	(2,397,555)	(5,857,883)	(44,644,954)	(100,659,707)

Net decrease	(605,985)	(289,891)	$(11,319,968)	$(7,186,532)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$9,980,705	$11,250,443
Net long-term capital gains	27,233,083	35,925,277

Total taxable distributions paid	$37,213,788	$47,175,720

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$4,722,581
Other losses	(246,564	)(a)
Unrealized appreciation (depreciation)	193,974,746	(b)

Total accumulated earnings (deficit)	$198,450,763

(a)	As of August 31, 2023, the Fund had a qualified late-year ordinary loss deferral of $246,564.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 18.21	$ 17.15	$ 21.60	$ 16.81	$ 15.66	$ 16.76

Income From Investment Operations

Net investment income(a)(b)	.22	.19	.28	.11	.18	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.27	1.77	(3.56)	4.87	1.75	(.57)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.49	1.96	(3.28)	4.98	1.93	(.37)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.21)	(.24)	(.15)	(.33)	(.16)

Distributions from net realized gain on investment transactions	(.12)	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.31)	(.90)	(1.17)	(.19)	(.78)	(.73)

Net asset value, end of period	$ 20.39	$ 18.21	$ 17.15	$ 21.60	$ 16.81	$ 15.66

Total Return

Total investment return based on net asset value(d)*	13.85%	11.99%	(16.08)%	29.83%	12.44%	(1.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,575	$40,936	$39,643	$48,742	$38,983	$36,908

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.66	%^	.67%	.63%	.63%	.63%	.63%

Expenses, before waivers/reimbursements(e)‡	.98	%^	.99%	.97%	.98%	.99%	.99%

Net investment income(b)	2.42	%^	1.09%	1.44%	.57%	1.15%	1.30%

Portfolio turnover rate	7%	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.34%	.36%	38%	.39%	.39%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 18.04	$ 16.99	$ 21.33	$ 16.59	$ 15.44	$ 16.47

Income From Investment Operations

Net investment income (loss)(a)(b)	.10	.09	.10	(.01)	.09	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31	1.72	(3.51)	4.79	1.69	(.54)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.41	1.81	(3.41)	4.78	1.78	(.46)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.07)	– 0	–	– 0	–	(.18)	– 0	–

Distributions from net realized gain on investment transactions	(.12)	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.12)	(.76)	(.93)	(.04)	(.63)	(.57)

Net asset value, end of period	$ 20.33	$ 18.04	$ 16.99	$ 21.33	$ 16.59	$ 15.44

Total Return

Total investment return based on net asset value(d)*	13.44%	11.12%	(16.73)%	28.85%	11.63%	(2.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$530	$452	$530	$1,378	$2,413	$4,522

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.42	%^	1.43%	1.39%	1.38%	1.38%	1.38%

Expenses, before waivers/reimbursements(e)‡	1.74	%^	1.75%	1.72%	1.74%	1.74%	1.74%

Net investment income (loss)(b)	1.13	%^	.51%	.50%	(.05)%	.58%	.53%

Portfolio turnover rate	7%	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.34%	.36%	.38%	.39%	.39%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 18.32	$ 17.25	$ 21.72	$ 16.90	$ 15.73	$ 16.84

Income From Investment Operations

Net investment income(a)(b)	.24	.23	.33	.16	.22	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28	1.79	(3.58)	4.89	1.77	(.58)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.52	2.02	(3.25)	5.05	1.99	(.34)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.26)	(.29)	(.19)	(.37)	(.20)

Distributions from net realized gain on investment transactions	(.12)	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.35)	(.95)	(1.22)	(.23)	(.82)	(.77)

Net asset value, end of period	$ 20.49	$ 18.32	$ 17.25	$ 21.72	$ 16.90	$ 15.73

Total Return

Total investment return based on net asset value(d)*	13.98%	12.29%	(15.87)%	30.14%	12.78%	(1.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$755,479	$686,575	$651,607	$803,319	$657,294	$655,810

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.41	%^	.42%	.38%	.38%	.38%	.38%

Expenses, before waivers/reimbursements(e)‡	.73	%^	.74%	.72%	.73%	.74%	.74%

Net investment income(b)	2.65	%^	1.32%	1.68%	.82%	1.41%	1.51%

Portfolio turnover rate	7%	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.34%	.36%	.38%	.39%	.39%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2024 and the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .32% (annualized), .32%, .33%, .35%, .36% and .36%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2022 by .02%.

^	Annualized.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street,

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Turner is expected to retire on December 31, 2024

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable. The directors noted that the Adviser had agreed to reimburse the Fund for the fees and expenses of any AB Funds in which it invests. The expense ratio of the Fund reflected this reimbursement. The directors also reviewed information about the amount of such reimbursement.

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Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0152-0224

FEB 02.29.24

SEMI-ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the "Fund"). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 10, 2024

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the semi-annual reporting period ended February 29, 2024.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	14.12%	23.07%

Class C Shares	13.66%	22.18%

Advisor Class Shares[1]	14.21%	23.36%

Class R Shares[1]	13.90%	22.40%

Class K Shares[1]	14.16%	22.91%

MSCI ACWI (net)	11.66%	23.15%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 29, 2024.

During the six-month period, the Fund rose in absolute terms and outperformed its benchmark, before sales charges. Both sector and security selection contributed performance, relative to the benchmark, with outperformance being primarily driven by security selection. Security selection within consumer discretionary and industrials were the primary contributors, while selection in energy and utilities detracted from performance. Underweights to consumer staples and materials contributed, while an overweight to health care detracted.

During the 12-month period, all share classes, except the Advisor Class, underperformed its benchmark. An overweight to health care and underweight to financials detracted, while underweights to consumer staples

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

and materials contributed to performance. Security selection in financials and consumer discretionary detracted, while selection in communication services and consumer staples contributed.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market (“EM”) stocks rose during the six-month period ended February 29, 2024. Global central banks—led by the US Federal Reserve (the “Fed”)—began to pause rate hikes, but equity markets continued to experience bouts of volatility amid hawkish higher-for-longer rhetoric. In October, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as inflation continued to cool, consumer spending remained resilient and the US economy grew more quickly than expected. Soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year. Although EM equity markets gained for the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on EM performance. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected

(continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small-and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI ACWI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI ACWI data contained herein. The MSCI ACWI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI ACWI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	23.07%	17.81%

5 Years	10.05%	9.10%

10 Years	7.64%	7.18%

CLASS C SHARES

1 Year	22.18%	21.18%

5 Years	9.21%	9.21%

10 Years[1]	6.83%	6.83%

ADVISOR CLASS SHARES[2]

1 Year	23.36%	23.36%

5 Years	10.31%	10.31%

10 Years	7.91%	7.91%

CLASS R SHARES[2]

1 Year	22.40%	22.40%

5 Years	9.52%	9.52%

10 Years	7.14%	7.14%

CLASS K SHARES[2]

1 Year	22.91%	22.91%

5 Years	9.88%	9.88%

10 Years	7.49%	7.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.11%, 1.10%, 1.92% and 1.66% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.03%, 1.79%, 0.78%, 1.60% and 1.34% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2024. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.46%

5 Years	9.69%

10 Years	7.56%

CLASS C SHARES

1 Year	23.87%

5 Years	9.81%

10 Years[1]	7.21%

ADVISOR CLASS SHARES[2]

1 Year	26.20%

5 Years	10.93%

10 Years	8.30%

CLASS R SHARES[2]

1 Year	25.19%

5 Years	10.12%

10 Years	7.53%

CLASS K SHARES[2]

1 Year	25.63%

5 Years	10.48%

10 Years	7.87%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,141.20	$3.62	0.68%	$5.43	1.02%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%	$5.12	1.02%
Class C
Actual	$1,000	$1,136.60	$7.65	1.44%	$9.46	1.78%
Hypothetical**	$1,000	$1,017.70	$7.22	1.44%	$8.92	1.78%
Advisor Class
Actual	$1,000	$1,142.10	$2.29	0.43%	$4.10	0.77%
Hypothetical**	$1,000	$1,022.73	$2.16	0.43%	$3.87	0.77%
Class R
Actual	$1,000	$1,139.00	$6.06	1.14%	$7.87	1.48%
Hypothetical**	$1,000	$1,019.19	$5.72	1.14%	$7.42	1.48%
Class K
Actual	$1,000	$1,141.60	$4.42	0.83%	$6.23	1.17%
Hypothetical**	$1,000	$1,020.74	$4.17	0.83%	$5.87	1.17%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 29, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,204.3

1

The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO OF INVESTMENTS

February 29, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.5%
Information Technology – 16.7%
Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	21,109	$5,197,247

Semiconductors & Semiconductor Equipment – 5.3%
Broadcom, Inc.	7,142	9,288,100
KLA Corp.	7,348	5,013,540
NVIDIA Corp.	43,667	34,545,837
NXP Semiconductors NV	31,519	7,871,240
QUALCOMM, Inc.	46,581	7,350,016

		64,068,733

Software – 8.2%
Adobe, Inc.(a)	16,390	9,182,989
Autodesk, Inc.(a)	6,706	1,731,288
Gen Digital, Inc.	192,178	4,129,905
Microsoft Corp.	149,066	61,659,660
Oracle Corp.	118,799	13,267,473
ServiceNow, Inc.(a)	6,052	4,668,150
Workday, Inc. – Class A(a)	12,344	3,637,283

		98,276,748

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	160,667	29,040,560
Western Digital Corp.(a)	80,134	4,765,569

		33,806,129

		201,348,857

Health Care – 8.8%
Biotechnology – 1.5%
Regeneron Pharmaceuticals, Inc.(a)	8,811	8,512,219
Vertex Pharmaceuticals, Inc.(a)	21,489	9,041,282

		17,553,501

Health Care Equipment & Supplies – 1.4%
Edwards Lifesciences Corp.(a)	83,876	7,118,556
Medtronic PLC	114,404	9,536,717

		16,655,273

Health Care Providers & Services – 3.0%
Elevance Health, Inc.	18,681	9,363,851
HCA Healthcare, Inc.	20,835	6,494,270
UnitedHealth Group, Inc.	41,757	20,611,255

		36,469,376

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.1%
Illumina, Inc.(a)	22,848	$3,194,836
IQVIA Holdings, Inc.(a)	41,949	10,368,115
Thermo Fisher Scientific, Inc.	12,054	6,872,950
Waters Corp.(a)	15,753	5,315,377

		25,751,278

Pharmaceuticals – 0.8%
Roche Holding AG (Sponsored ADR)(b)	168,683	5,520,994
Zoetis, Inc.	17,536	3,477,915

		8,998,909

		105,428,337

Financials – 7.6%
Banks – 1.9%
Bank of America Corp.	239,927	8,282,280
PNC Financial Services Group, Inc. (The)	20,005	2,944,736
Wells Fargo & Co.	207,909	11,557,661

		22,784,677

Capital Markets – 1.7%
Charles Schwab Corp. (The)	119,075	7,951,829
Goldman Sachs Group, Inc. (The)	23,848	9,278,064
LPL Financial Holdings, Inc.	11,364	3,044,302

		20,274,195

Financial Services – 2.5%
PayPal Holdings, Inc.(a)	52,767	3,183,961
Visa, Inc. – Class A	95,111	26,882,173

		30,066,134

Insurance – 1.5%
Progressive Corp. (The)	74,938	14,205,247
Willis Towers Watson PLC	17,167	4,679,896

		18,885,143

		92,010,149

Communication Services – 6.6%
Diversified Telecommunication Services – 0.6%
Comcast Corp. – Class A	172,605	7,396,124

Entertainment – 0.5%
Walt Disney Co. (The)	56,861	6,344,550

Interactive Media & Services – 4.8%
Alphabet, Inc. – Class C(a)	236,960	33,122,269
Meta Platforms, Inc. – Class A	49,636	24,328,093

		57,450,362

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.	53,783	$8,782,764

		79,973,800

Consumer Discretionary – 5.3%
Automobiles – 0.3%
Stellantis NV	129,511	3,400,959

Broadline Retail – 2.2%
Amazon.com, Inc.(a)	149,576	26,439,054

Hotels, Restaurants & Leisure – 1.0%
Hyatt Hotels Corp. – Class A	31,429	4,827,180
Restaurant Brands International, Inc.(b)	87,590	6,801,363

		11,628,543

Specialty Retail – 1.3%
AutoZone, Inc.(a)	1,776	5,338,692
Home Depot, Inc. (The)	27,481	10,459,543

		15,798,235

Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc. – Class B	63,674	6,617,639

		63,884,430

Industrials – 4.1%
Aerospace & Defense – 0.2%
RTX Corp.	26,979	2,419,207

Building Products – 0.6%
Otis Worldwide Corp.	71,101	6,775,925

Construction & Engineering – 0.3%
MasTec, Inc.(a)	42,531	3,209,389

Electrical Equipment – 1.2%
Eaton Corp. PLC	42,125	12,174,125
Sensata Technologies Holding PLC	65,010	2,237,644

		14,411,769

Ground Transportation – 0.8%
CSX Corp.	250,560	9,506,247

Machinery – 0.8%
PACCAR, Inc.	91,285	10,122,594

Professional Services – 0.2%
Booz Allen Hamilton Holding Corp.	21,009	3,103,239

		49,548,370

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 3.2%
Beverages – 1.0%
Coca-Cola Co. (The)	120,103	$7,208,582
Constellation Brands, Inc. – Class A	21,967	5,459,239

		12,667,821

Consumer Staples Distribution & Retail – 1.7%
Costco Wholesale Corp.	6,506	4,839,748
Walmart, Inc.	261,621	15,333,607

		20,173,355

Household Products – 0.5%
Procter & Gamble Co. (The)	39,618	6,296,885

		39,138,061

Energy – 1.6%
Energy Equipment & Services – 0.5%
Baker Hughes Co.	208,396	6,166,438

Oil, Gas & Consumable Fuels – 1.1%
Chevron Corp.	32,961	5,010,402
EOG Resources, Inc.	68,051	7,789,117

		12,799,519

		18,965,957

Materials – 1.6%
Chemicals – 1.6%
Corteva, Inc.	83,787	4,484,280
Linde PLC	16,566	7,435,152
LyondellBasell Industries NV – Class A	69,666	6,986,107

		18,905,539

Real Estate – 1.1%
Industrial REITs – 0.7%
Prologis, Inc.	61,133	8,147,195

Specialized REITs – 0.4%
American Tower Corp.	23,333	4,640,000

		12,787,195

Utilities – 0.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	68,506	5,836,026
NextEra Energy, Inc.	82,923	4,576,521

		10,412,547

Total Common Stocks (cost $388,854,242)		692,403,242

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 41.9%
Funds and Investment Trusts – 41.9%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,426,453	$30,160,809
AB Trust – AB Discovery Value Fund – Class Z	1,797,306	38,606,143
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	5,588,770	63,041,324
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	25,158,571	315,236,895
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	2,118,887	27,376,018
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,144,371	29,787,987

Total Investment Companies (cost $482,796,061)		504,209,176

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(c)(d)(e) (cost $6,484,997)	6,484,997	6,484,997

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $878,135,300)		1,203,097,415

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(c)(d)(e) (cost $9,811,785)	9,811,785	9,811,785

Total Investments – 100.7% (cost $887,947,085)		1,212,909,200
Other assets less liabilities – (0.7)%		(8,608,929)

Net Assets – 100.0%		$1,204,300,271

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF ASSETS & LIABILITIES

February 29, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $388,854,242)	$692,403,242	(a)
Affiliated issuers (cost $499,092,843—including investment of cash collateral for securities loaned of $9,811,785)	520,505,958
Foreign currencies, at value (cost $2,023,869)	2,115,965
Unaffiliated dividends receivable	860,186
Receivable due from Adviser	291,496
Receivable for shares of beneficial interest sold	204,626
Affiliated dividends receivable	30,919

Total assets	1,216,412,392

Liabilities
Payable for collateral received on securities loaned	9,811,785
Payable for shares of beneficial interest redeemed	1,215,117
Advisory fee payable	610,940
Distribution fee payable	73,583
Transfer Agent fee payable	38,159
Administrative fee payable	35,451
Trustees’ fees payable	7,797
Accrued expenses	319,289

Total liabilities	12,112,121

Net Assets	$1,204,300,271

Composition of Net Assets
Shares of beneficial interest, at par	$607
Additional paid-in capital	872,310,358
Distributable earnings	331,989,306

Net Assets	$1,204,300,271

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$352,942,114	17,729,150	$19.91	*

C	$3,371,096	166,332	$20.27

Advisor	$839,245,779	42,334,415	$19.82

R	$1,955,843	98,865	$19.78

K	$6,785,439	343,464	$19.76

(a)	Includes securities on loan with a value of $11,875,243 (see Note E).

*	The maximum offering price per share for Class A shares was $20.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended February 29, 2024 (unaudited)

Investment Income
Dividends
Affiliated issuers	$12,705,538
Unaffiliated issuers	4,289,207
Interest	22,121
Securities lending income	9,256
Other income	2,631	$17,028,753

Expenses
Advisory fee (see Note B)	3,623,022
Distribution fee—Class A	405,415
Distribution fee—Class C	16,299
Distribution fee—Class R	5,063
Distribution fee—Class K	7,519
Transfer agency—Class A	75,669
Transfer agency—Class C	976
Transfer agency—Advisor Class	181,787
Transfer agency—Class R	2,600
Transfer agency—Class K	6,016
Custody and accounting	57,796
Administrative	42,231
Registration fees	42,105
Audit and tax	29,803
Legal	24,835
Printing	24,764
Trustees’ fees	15,170
Miscellaneous	38,908

Total expenses	4,599,978
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,776,514)

Net expenses		2,823,464

Net investment income		14,205,289

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(4,400,734)
Investment transactions		13,373,856
Foreign currency transactions		(303)
Net realized gain distributions from Affiliated Underlying Portfolios		3,956,725
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		46,839,548
Investments		77,887,530
Foreign currency denominated assets and liabilities		(6,284)

Net gain on investment and foreign currency transactions		137,650,338

Net Increase in Net Assets from Operations		$151,855,627

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023
Increase in Net Assets from Operations
Net investment income	$14,205,289	$18,623,314
Net realized gain on investment and foreign currency transactions	8,972,819	10,903,491
Net realized gain distributions from Affiliated Underlying Portfolios	3,956,725	3,868,761
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	124,720,794	95,119,646

Net increase in net assets from operations	151,855,627	128,515,212
Distributions to Shareholders
Class A	(7,529,257)	(21,767,117)
Class C	(41,264)	(257,785)
Advisor Class	(20,064,680)	(53,772,416)
Class R	(38,405)	(129,200)
Class K	(135,322)	(354,979)
Transactions in Shares of Beneficial Interest
Net decrease	(54,181,982)	(1,858,623)

Total increase	69,864,717	50,375,092
Net Assets
Beginning of period	1,134,435,554	1,084,060,462

End of period	$1,204,300,271	$1,134,435,554

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 29, 2024 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class I and Class T shares have been authorized but currently are not offered. At a meeting held on October 31-November 2, 2023, the Company’s Board of Trustees (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidation distributions to shareholders in these classes based on net asset value by July 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

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NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$692,403,242		$	– 0	–	$	– 0	–	$692,403,242
Investment Companies	504,209,176			– 0	–		– 0	–	504,209,176
Short-Term Investments	6,484,997			– 0	–		– 0	–	6,484,997
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,811,785			– 0	–		– 0	–	9,811,785

Total Investments in Securities	1,212,909,200			– 0	–		– 0	–	1,212,909,200
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,212,909,200		$	– 0	–	$	– 0	–	$1,212,909,200

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

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NOTES TO FINANCIAL STATEMENTS (continued)

in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 29, 2024, the reimbursement for such services amounted to $42,231.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $106,853 for the six months ended February 29, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,428 from the sale of Class A shares and received $760 and $41 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2024, such waiver amounted to $1,209.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2024. For the six months ended February 29, 2024, such waivers and/or reimbursements amounted to $1,772,445.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2024 is as follows:

										Distributions
Fund	Market Value 8/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/29/24 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$791	$45,284	$39,590	$–0	–	$	– 0	–	$6,485	$46		$	– 0	–
AB Discovery Growth Fund, Inc.	28,007	310	2,241	(897)			4,982		30,161	– 0	–		– 0	–
AB Trust—AB Discovery Value Fund	38,814	2,404	3,504	(500)			1,392		38,606	395			2,009
Bernstein Fund, Inc.:
International Small Cap Portfolio	61,052	10,794	9,922	(1,234)			2,351		63,041	1,801			– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

										Distributions
Fund	Market Value 8/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 2/29/24 (000)	Dividend Income (000)	Realized Gains (000)
International Strategic Equities Portfolio	$307,412	$15,227	$41,758		$(1,826)		$36,182		$315,237	$9,743	$	– 0	–
Small Cap Core Portfolio	25,165	3,473	1,824		56		506		27,376	184		1,948
Sanford C. Bernstein Fund, Inc.— Emerging Markets Portfolio	27,824	537	– 0	–	– 0	–	1,427		29,788	537		– 0	–
Government Money Market Portfolio*	4,272	40,255	34,715		– 0	–	– 0	–	9,812	6		– 0	–

Total					$(4,401)		$46,840		$520,506	$12,712		$3,957

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$79,373,201		$147,122,601
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$339,350,617
Gross unrealized depreciation	(14,388,502)

Net unrealized appreciation	$324,962,115

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 29, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2024 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$11,875,243	$9,811,785	$2,268,197	$3,436	$5,820	$2,860

*	As of February 29, 2024.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023

Class A
Shares sold	110,699	254,799	$2,017,712	$4,322,204

Shares issued in reinvestment of dividends and distributions	391,481	1,263,868	7,003,593	20,398,833

Shares converted from Class C	32,935	72,309	587,251	1,199,083

Shares redeemed	(1,162,478)	(1,861,132)	(21,133,386)	(31,509,755)

Net decrease	(627,363)	(270,156)	$(11,524,830)	$(5,589,635)

Class C
Shares sold	5,396	19,476	$101,696	$339,011

Shares issued in reinvestment of dividends and distributions	2,205	15,257	40,219	250,513

Shares converted to Class A	(32,529)	(71,547)	(587,251)	(1,199,083)

Shares redeemed	(9,317)	(62,482)	(166,680)	(1,083,372)

Net decrease	(34,245)	(99,296)	$(612,016)	$(1,692,931)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31, 2023

Advisor Class
Shares sold	1,475,775	4,073,881	$26,608,444	$68,222,660

Shares issued in reinvestment of dividends and distributions	1,051,789	3,115,425	18,721,847	50,064,876

Shares redeemed	(4,830,387)	(6,730,919)	(87,293,593)	(113,206,539)

Net increase (decrease)	(2,302,823)	458,387	$(41,963,302)	$5,080,997

Class R
Shares sold	4,067	21,549	$75,889	$368,407

Shares issued in reinvestment of dividends and distributions	2,159	8,040	38,405	129,198

Shares redeemed	(22,717)	(27,673)	(431,239)	(460,641)

Net increase (decrease)	(16,491)	1,916	$(316,945)	$36,964

Class K
Shares sold	13,742	27,976	$255,961	$475,996

Shares issued in reinvestment of dividends and distributions	7,619	22,144	135,320	354,974

Shares redeemed	(8,569)	(32,133)	(156,170)	(524,988)

Net increase	12,792	17,987	$235,111	$305,982

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

32 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$16,048,640	$29,856,559
Net long-term capital gains	60,232,857	84,993,186

Total taxable distributions	$76,281,497	$114,849,745

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$691,443
Undistributed capital gains	13,588,392
Unrealized appreciation (depreciation)	193,662,772	(a)

Total accumulated earnings (deficit)	$207,942,607

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.86	$ 17.09	$ 22.18	$ 17.50	$ 16.11	$ 16.99

Income From Investment Operations

Net investment income(a)(b)	.21	.26	.29	.11	.19	.21

Net realized and unrealized gain (loss) on investment transactions	2.26	1.71	(3.57)	5.10	1.86	(.58)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.47	1.97	(3.28)	5.21	2.05	(.37)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.23)	(.26)	(.22)	(.20)	(.16)

Distributions from net realized gain on investment transactions	(.22)	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(.42)	(1.20)	(1.81)	(.53)	(.66)	(.51)

Net asset value, end of period	$ 19.91	$ 17.86	$ 17.09	$ 22.18	$ 17.50	$ 16.11

Total Return

Total investment return based on net asset value(d)	14.12%	12.22%	(16.10)%	30.41%	12.85%	(1.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$352,942	$327,880	$318,353	$425,623	$355,496	$350,232

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.68	%^	.68%	.65%	.64%	.64%	.64%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	1.00%	.98%	.99%	1.01%	1.01%

Net investment income(b)	2.37	%^	1.55%	1.46%	.55%	1.20%	1.34%

Portfolio turnover rate	7%	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.35%	.36%	.38%	.40%	.40%
See footnote summary on page 41.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 18.07	$ 17.23	$ 22.24	$ 17.52	$ 16.10	$ 16.91

Income From Investment Operations

Net investment income (loss)(a)(b)	.14	.14	.14	(.02)	.08	.10

Net realized and unrealized gain (loss) on investment transactions	2.30	1.72	(3.60)	5.10	1.84	(.56)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.44	1.86	(3.46)	5.08	1.92	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.05)	– 0	–	(.05)	(.04)	(.00	)(c)

Distributions from net realized gain on investment transactions	(.22)	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(.24)	(1.02)	(1.55)	(.36)	(.50)	(.35)

Net asset value, end of period	$ 20.27	$ 18.07	$ 17.23	$ 22.24	$ 17.52	$ 16.10

Total Return

Total investment return based on net asset value(d)	13.66%	11.35%	(16.70)%	29.39%	11.98%	(2.46)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,371	$3,624	$5,166	$8,023	$16,621	$23,546

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.44	%^	1.44%	1.41%	1.39%	1.39%	1.40%

Expenses, before waivers/reimbursements(e)‡	1.76	%^	1.76%	1.74%	1.75%	1.76%	1.76%

Net investment income (loss)(b)	1.52	%^	.85%	.72%	(.10)%	.50%	.64%

Portfolio turnover rate	7%	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.81	$ 17.05	$ 22.13	$ 17.46	$ 16.08	$ 16.96

Income From Investment Operations

Net investment income(a)(b)	.24	.30	.33	.16	.23	.25

Net realized and unrealized gain (loss) on investment transactions	2.24	1.70	(3.55)	5.08	1.85	(.57)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.48	2.00	(3.22)	5.24	2.08	(.32)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.27)	(.31)	(.26)	(.24)	(.21)

Distributions from net realized gain on investment transactions	(.22)	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(.47)	(1.24)	(1.86)	(.57)	(.70)	(.56)

Net asset value, end of period	$ 19.82	$ 17.81	$ 17.05	$ 22.13	$ 17.46	$ 16.08

Total Return

Total investment return based on net asset value(d)	14.21%	12.50%	(15.87)%	30.73%	13.08%	(1.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$839,246	$795,038	$753,314	$967,876	$864,334	$869,353

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.43	%^	.43%	.40%	.39%	.39%	.39%

Expenses, before waivers/reimbursements(e)‡	.75	%^	.75%	.73%	.74%	.76%	.76%

Net investment income(b)	2.63	%^	1.79%	1.69%	.81%	1.44%	1.58%

Portfolio turnover rate	7%	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.70	$ 16.96	$ 22.03	$ 17.40	$ 15.99	$ 16.84

Income From Investment Operations

Net investment income(a)(b)	.17	.17	.19	.02	.11	.15

Net realized and unrealized gain (loss) on investment transactions	2.25	1.69	(3.54)	5.07	1.84	(.57)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.42	1.86	(3.35)	5.09	1.95	(.42)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.15)	(.17)	(.15)	(.08)	(.08)

Distributions from net realized gain on investment transactions	(.22)	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(.34)	(1.12)	(1.72)	(.46)	(.54)	(.43)

Net asset value, end of period	$ 19.78	$ 17.70	$ 16.96	$ 22.03	$ 17.40	$ 15.99

Total Return

Total investment return based on net asset value(d)	13.90%	11.53%	(16.43)%	29.78%	12.31%	(2.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,956	$2,042	$1,925	$2,351	$1,866	$2,248

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.14	%^	1.25%	1.11%	1.11%	1.09%	1.10%

Expenses, before waivers/reimbursements(e)‡	1.46	%^	1.57%	1.45%	1.46%	1.46%	1.46%

Net investment income(b)	1.91	%^	1.00%	1.00%	.09%	.69%	.93%

Portfolio turnover rate	7%	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 29, 2024 (unaudited)	Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.70	$ 16.95	$ 22.02	$ 17.37	$ 16.00	$ 16.87

Income From Investment Operations

Net investment income(a)(b)	.20	.20	.31	.08	.17	.19

Net realized and unrealized gain (loss) on investment transactions	2.26	1.71	(3.60)	5.07	1.83	(.57)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.46	1.91	(3.29)	5.15	2.00	(.38)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.19)	(.23)	(.19)	(.17)	(.14)

Distributions from net realized gain on investment transactions	(.22)	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(.40)	(1.16)	(1.78)	(.50)	(.63)	(.49)

Net asset value, end of period	$ 19.76	$ 17.70	$ 16.95	$ 22.02	$ 17.37	$ 16.00

Total Return

Total investment return based on net asset value(d)	14.16%	11.87%	(16.20)%	30.24%	12.63%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,785	$5,852	$5,302	$10,818	$8,869	$10,672

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.83	%^	.99%	.80%	.80%	.78%	.79%

Expenses, before waivers/reimbursements(e)‡	1.15	%^	1.31%	1.14%	1.15%	1.15%	1.15%

Net investment income(b)	2.26	%^	1.21%	1.57%	.39%	1.08%	1.19%

Portfolio turnover rate	7%	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2024 and the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .32% (annualized), .32%, .34%, .35%, .37% and .36%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street,
Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Turner is expected to retire on December 31, 2024

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

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the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The

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directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable. The directors noted that the Adviser had agreed to reimburse the Fund for the fees and expenses of any AB Funds in which it invests. The expense ratio of the Fund reflected this reimbursement. The directors also reviewed information about the amount of such reimbursement.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the

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AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0152_0224

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	April 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	April 26, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	April 26, 2024